                                                                    EXHIBIT 10.6



                                 ALLERGAN, INC.

                           SAVINGS AND INVESTMENT PLAN




RESTATED
1998

                                TABLE OF CONTENTS
                                -----------------
                                                                                     PAGE
                                                                                     ----
ARTICLE I
NAME AND EFFECTIVE DATE                                                                1
     1.1        Plan Name                                                              1
     1.2        Effective Date of 1998 Restated Plan                                   1
     1.3        Plan Purpose                                                           1
     1.4        Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan       1
     1.5        Plan Intended to Qualify                                               1

ARTICLE II
DEFINITIONS                                                                            2
     2.1        Accounts                                                               2
     2.2        Affiliated Company                                                     2
     2.3        After Tax Deposits                                                     2
     2.4        After Tax Deposits Account                                             2
     2.5        Anniversary Date                                                       2
     2.6        Reserved for Future Modifications                                      2
     2.7        Reserved for Future Modifications                                      2
     2.8        Before Tax Deposits                                                    2
     2.9        Before Tax Deposits Account                                            2
     2.10       Beneficiary                                                            2
     2.11       Board of Directors                                                     2
     2.12       Break in Service                                                       2
     2.13       Reserved for Future Modifications                                      2
     2.14       Code                                                                   2
     2.15       Committee                                                              3
     2.16       Company                                                                3
     2.17       Company Contributions                                                  3
     2.18       Company Contributions Account                                          3
     2.19       Company Stock                                                          3
     2.20       Compensation                                                           3
     2.21       Computation Period                                                     4
     2.22       Credited Service                                                       4
     2.23       Disability                                                             5
     2.24       Reserved for Future Modifications                                      5
     2.25       Effective Date                                                         5
     2.26       Eligible Employee                                                      5
     2.27       Eligible Retirement Plan                                               6
     2.28       Eligible Rollover Distribution                                         6
     2.29       Employee                                                               6
     2.30       Employment Commencement Date                                           6
     2.31       ERISA                                                                  7
     2.32       Reserved for Future Modifications                                      7
     2.33       Forfeitures                                                            7
     2.34       Highly Compensated Employee                                            7
     2.35       Hour of Service                                                        8
     2.36       Investment Manager                                                     8
     2.37       Leased Employee                                                        8
     2.38       Leave of Absence                                                       9
     2.39       Normal Retirement Age                                                 10
     2.40       Participant                                                           10
     2.41       Participant Deposits                                                  10
     2.42       Period of Severance                                                   10
     2.43       Plan                                                                  10
     2.44       Plan Administrator                                                    10

     2.45       Plan Year                                                             10
     2.46       Reemployment Commencement Date                                        10
     2.47       Rollover Account                                                      10
     2.48       Severance                                                             10
     2.49       Severance Date                                                        11
     2.50       Sharing Deposits                                                      11
     2.51       Sponsor                                                               11
     2.52       Trust and Trust Fund                                                  11
     2.53       Trustee                                                               11
     2.54       Reserved for Future Modifications                                     11
     2.55       Reserved for Future Modifications                                     11
     2.56       Valuation Date                                                        11
     2.57       415 Suspense Account                                                  11

ARTICLE III
ELIGIBILITY AND PARTICIPATION                                                         12
     3.1        Participation                                                         12
     3.2        Participants in Prior Plans                                           12
     3.3        Participation in Plan Prior to March 1, 1995                          12

ARTICLE IV
PARTICIPANT DEPOSITS                                                                  13
     4.1        Election                                                              13
     4.2        Amount Subject to Election                                            13
     4.3        Limitation on Compensation Deferrals                                  14
     4.4        Provisions for Return of Excess Before Tax
                Deposits Over $7,000                                                  16
     4.5        Provision for Recharacterization or Return
                of Excess Deferrals by Highly Compensated
                Participants                                                          17
     4.6        Termination of, Change in Rate of, or
                Resumption of Deferrals                                               19
     4.7        Character of Deposits                                                 19
     4.8        Rollover Contributions                                                19

ARTICLE V
TRUST FUND AND COMPANY CONTRIBUTIONS                                                  21
     5.1        General                                                               21
     5.2        Single Trust                                                          21
     5.3        Company Contributions                                                 21
     5.4        Form of Company Contributions                                         21
     5.5        Investment of Trust Assets                                            22
     5.6        Reserved for Future Modifications                                     23
     5.7        Irrevocability                                                        23
     5.8        Company, Committee and Trustee Not
                Responsible for Adequacy of Trust Fund                                24
     5.9        Certain Offers for Company Stock                                      24
     5.10       Voting of Company Stock                                               26
     5.11       Securities Law Limitation                                             27
     5.12       Distributions                                                         27
     5.13       Taxes                                                                 28
     5.14       Trustee Records to be Maintained                                      28
     5.15       Annual Report of Trustee                                              28
     5.16       Appointment of Investment Manager                                     28

ARTICLE VI
ACCOUNTS AND ALLOCATIONS                                                              29
     6.1        Participants' Accounts                                                29
     6.2        Reserved for Plan Modifications                                       29
     6.3        Allocation of Amounts Contributed by Participants                     29
     6.4        Allocation of Company Contributions and Forfeitures                   29
     6.5        Valuation of Participants' Accounts                                   29
     6.6        Valuation of Company Stock                                            29
     6.7        Dividends, Splits, Recapitalizations, Etc.                            30
     6.8        Stock Rights, Warrants or Options                                     30
     6.9        Reserved for Plan Modifications                                       30
     6.10       Treatment of Accounts Upon Severance                                  30
     6.11       Cash Dividends                                                        30
     6.12       Miscellaneous Allocation Rules                                        31
     6.13       Limitations on After Tax Deposits and
                Company Contributions                                                 31
     6.14       Provision for Disposition of Excess After
                Tax Deposits or Matching Contributions on
                Behalf of Highly Compensated Participants                             34

ARTICLE VII
VESTING IN PLAN ACCOUNTS                                                              37
     7.1        No Vested Rights Except as Herein Provided                            37
     7.2        Vesting Schedule                                                      37
     7.3        Vesting of Participant Deposits                                       37

ARTICLE VIII
PAYMENT OF PLAN BENEFITS                                                              38
     8.1        Withdrawals During Employment                                         38
     8.2        Distributions Upon Termination of
                Employment or Disability                                              40
     8.3        Distribution Upon Death of Participant                                41
     8.4        Designation of Beneficiary                                            41
     8.5        Distribution Rules                                                    42
     8.6        Forfeitures                                                           43
     8.7        Valuation of Plan Benefits Upon Distribution                          43
     8.8        Lapsed Benefits                                                       43
     8.9        Persons Under Legal Disability                                        44
     8.10       Additional Documents                                                  44
     8.11       Trustee-to-Trustee Transfers                                          45
     8.12       Loans to Participants                                                 45

ARTICLE IX
OPERATION AND ADMINISTRATION                                                          47
     9.1        Appointment of Committee                                              47
     9.2        Transaction of Business                                               47
     9.3        Voting                                                                47
     9.4        Responsibility of Committee                                           47
     9.5        Committee Powers                                                      47
     9.6        Additional Powers of Committee                                        48
     9.7        Periodic Review of Funding Policy                                     49
     9.8        Application for Determination of Benefits                             49
     9.9        Limitation on Liability                                               49

     9.10       Indemnification and Insurance                                         49
     9.11       Compensation of Committee and Plan Expenses                           50
     9.12       Resignation                                                           50
     9.13       Reliance Upon Documents and Opinions                                  50

ARTICLE X
AMENDMENT AND ADOPTION OF PLAN                                                        51
    10.1        Right to Amend Plan                                                   51
    10.2        Adoption of Plan by Affiliated Companies                              51

ARTICLE XI
DISCONTINUANCE OF CONTRIBUTIONS                                                       52

ARTICLE XII
TERMINATION AND MERGER                                                                53
    12.1        Right to Terminate Plan                                               53
    12.2        Effect on Trustee and Committee                                       53
    12.3        Merger Restriction                                                    53
    12.4        Effect of Reorganization, Transfer of
                Assets or Change in Control                                           53

ARTICLE XIII
LIMITATION ON ALLOCATIONS                                                             55
    13.1        General Rule                                                          55
    13.2        Annual Additions                                                      55
    13.3        Other Defined Contribution Plans                                      55
    13.4        Defined Benefit Plans                                                 56
    13.5        Adjustments for Excess Combined Plan
                Fraction and Excess Annual Additions                                  56
    13.6        Compensation                                                          57
    13.7        Treatment of 415 Suspense Account Upon
                Termination                                                           57

ARTICLE XIV
TOP-HEAVY RULES 59
    14.1        Applicability                                                         59
    14.2        Definitions                                                           59
    14.3        Top-Heavy Status                                                      60
    14.4        Minimum Contributions                                                 61
    14.5        Reserved for Future Modifications                                     61
    14.6        Maximum Annual Addition                                               61
    14.7        Minimum Vesting Rules                                                 62
    14.8        Noneligible Employees                                                 62

ARTICLE XV
RESTRICTION ON ASSIGNMENT OR OTHER
ALIENATION OF PLAN BENEFITS                                                           63
    15.1        General Restrictions Against Alienation                               63
    15.2        Qualified Domestic Relations Orders                                   63

ARTICLE XVI
MISCELLANEOUS PROVISIONS                                                              66
    16.1        No Right of Employment Hereunder                                      66
    16.2        Limitation on Company Liability                                       66

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
    16.3        Effect of Article Headings                                            66
    16.4        Gender                                                                66
    16.5        Interpretation                                                        66
    16.6        Withholding For Taxes                                                 66
    16.7        California Law Controlling                                            66
    16.8        Plan and Trust as One Instrument                                      66
    16.9        Invalid Provisions                                                    66
    16.10       Counterparts                                                          66

APPENDIX A

                                 ALLERGAN, INC.
                           SAVINGS AND INVESTMENT PLAN

                                    ARTICLE I
                             NAME AND EFFECTIVE DATE

        1.1 Plan Name. This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan"), evidences the terms of a defined contribution plan with a cash or deferred arrangement for Eligible Employees of Allergan and any Affiliated Companies that are authorized by the Board of Directors to participate in the Plan, to be known hereafter as the "Allergan, Inc. Savings and Investment Plan (Restated 1998)" (the "Plan").

        1.2 Effective Date of 1998 Restated Plan. The "Allergan, Inc. Savings and Investment Plan (Restated 1996)" and the First, Second and Third Amendments made thereto are hereby incorporated into the Plan. The Effective Date of the 1998 Restated Plan shall be January 1, 1999 unless otherwise stated in the Plan.


        1.3 Plan Purpose. The purpose of this Plan is to enable Eligible Employees of Allergan, and any Affiliated Companies that are authorized by the Board of Directors to participate in the Plan, to share in the growth and prosperity of the Company and to provide Participants with an opportunity to accumulate capital for their future economic security. All assets acquired under this Plan as a result of Company Contributions, income, and other additions to the Fund under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

        1.4 Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan. The Allergan, Inc. Puerto Rico Savings and Investment Plan shall merge with and into the Plan effective as of the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities. This Plan shall be the plan surviving the merger. All account balances shall be transferred to the Plan and all assets acquired under the Plan as a result of the merger shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan and Appendix A, which is attached hereto and made a part hereof.

        1.5 Plan Intended to Qualify. This Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified profit sharing plan and under Code Section 401(k) as a qualified cash or deferred arrangement. The provisions of this Plan are intended to comply with the requirements of the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997.

                                   ARTICLE II

                                   DEFINITIONS

        2.1. Accounts. "Accounts" or "Participant's Accounts" shall mean the After Tax Deposits Accounts, Before Tax Deposits Accounts, Company Contribution Accounts, and Rollover Accounts maintained for the various Participants.

        2.2. Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). Any entity shall be an Affiliated Company pursuant to this paragraph only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the original Effective Date of this Plan.

        2.3. After Tax Deposits. "After Tax Deposits" shall mean those contributions made by a Participant which represent after-tax contributions.

        2.4. After Tax Deposits Account. "After Tax Deposits Account" of a Participant shall mean his/her individual account in the Trust Fund in which are held his/her After Tax Deposits and the earnings thereon.

        2.5. Anniversary Date. "Anniversary Date" shall mean the last day of each Plan Year.

        2.6. Reserved for Future Modifications.

        2.7. Reserved for Future Modifications.

        2.8. Before Tax Deposits. "Before Tax Deposits" shall mean those contributions made by a Participant which represent pre-tax contributions.

        2.9. Before Tax Deposits Account. "Before Tax Deposits Account" of a Participant shall mean his/her individual account in the Trust Fund in which are held his/her Before Tax Deposits and the earnings thereon.

        2.10. Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant as set forth in Section 8.4 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated pursuant to Section 8.4 to receive the interest of a deceased Participant in such event.

        2.11. Board of Directors. "Board of Directors" shall mean the Board of Directors (or its delegate) of the Sponsor as it may from time to time be constituted.

        2.12. Break in Service. "Break in Service" shall mean, with respect to an Employee, each period of 12 consecutive months during a Period of Severance that commences on the Employee's Severance Date or on any anniversary of such Severance Date.

        2.13. Reserved for Future Modifications.

        2.14. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended. Where the context so requires a reference to a particular Code Section shall also refer to any successor provision of the Code to such Code Section.

        2.15. Committee. "Committee" or "Plan Committee" shall mean the committee to be appointed under the provisions of Section 9.1.

        2.16. Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts this Plan in accordance with Section 10.2.

        2.17. Company Contributions. "Company Contributions" shall mean all amounts (whether in cash or other property, including Company Stock) paid by the Company pursuant to Section 5.3 into the Trust Fund established and maintained under the provisions of this Plan for the purpose of providing benefits for Participants and their Beneficiaries. Unless expressly stated otherwise in this Plan, Company Contributions shall not include Participant Before Tax or After Tax Deposits.

        2.18. Company Contributions Account. "Company Contributions Account" shall mean a Participant's individual account in the Trust Fund in which are held Company Contributions and the earnings thereon and amounts transferred from a Participant's PAYSOP account in the SmithKline Beckman Savings and Investment Plan to the Plan, if any. Any amounts so transferred shall be fully vested.

        2.19. Company Stock. "Company Stock" shall mean any class of stock of the Sponsor which both constitutes "qualifying employer securities" as defined in Section 407(d)(5) of ERISA and "employer securities" as defined in Code
Section 409(l).

        2.20. Compensation. "Compensation" shall mean the amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), amounts of salary reduction elected by the Participant under a Code Section 401(k) cash or deferred arrangement, shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the following programs:

                (1)     Sales bonus,

                (2) "Management Bonus Payments" (MBP), either in cash or in restricted stock,

                (3) Group performance sharing payments, such as the "Partners for Success";

but excluding business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; Share Value Plan or other long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under this Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code
Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees. Compensation taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B). If the period for determining Compensation used in calculating an Employee's allocation for a Plan Year is a short Plan Year (i.e. shorter than 12 months), the Compensation limit is an amount equal to the otherwise applicable Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. Notwithstanding the foregoing, for purposes of applying the provisions of Articles XI and XII, an Employee's Compensation shall be determined pursuant to the definition of "Compensation" as set forth in Sections 13.6 or 14.2(i), as the case may be.(1)

        2.21. Computation Period.

                (a) "Computation Period" shall mean the consecutive twelve (12) month period used for determining whether an Employee is eligible to participate in the Plan pursuant to Section 3.1.

                (b) An Employee's initial Computation Period shall be the twelve-month period commencing on his Employment Commencement Date or Reemployment Commencement Date (whichever is applicable).

                (c) An Employee's second Computation Period (and all subsequent Computation Periods) shall be the Plan Year that includes or begins on the first anniversary of such Employee's Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) and each subsequent Plan Year.

        2.22. Credited Service. "Credited Service" shall mean, with respect to each Employee, his years and months of Credited Service determined in accordance with the following rules:

                (a) In the case of any Employee who was employed by the Company at any time prior to the original Effective Date, for the period prior to January 1, 1989 such Employee shall be credited with Credited Service under this Plan equal to the period (if any) of service credited to such Employee under the SmithKline Beckman Savings and Investment Plan.

                (b) In the case of any Employee who is employed by the Company on or after the original Effective Date, an Employee shall receive Credited Service credit for the elapsed period of time between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date). Solely for the purpose of determining an Employee's Credited Service under this paragraph (b), in the case of an Employee who is employed on January 1, 1989, that date shall be deemed to be an Employment Commencement Date of the Employee (with service credit for periods prior to January 1, 1989 to be determined under paragraph (a) above). An Employee who is absent from work on an authorized Leave of Absence shall be deemed to have incurred a Severance (if any) in accordance with the rules of Section 2.48.

                (c) An Employee shall receive Credited Service credit for periods between a Severance and his subsequent Reemployment Commencement Date in accordance with the following rules:

                        (i) If an Employee incurs a Severance by reason of a
                quit, discharge, Disability, or retirement whether or not such a Severance occurs during an approved Leave of Absence and the Employee is later reemployed by the Company prior to his incurring a Break in Service, he shall receive Credited Service for the period commencing with his Severance Date and ending with his subsequent Reemployment Commencement Date.

                        (ii) Other than as expressly set forth above in this
                paragraph (c), an Employee shall receive no Credited Service with respect to periods between a Severance and a subsequent Reemployment Commencement Date.

----------
        (1) The amendment of Section 2.20 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1998 (effective January 1, 1997, with respect to the deletion of the family aggregation rules).

                (d) For all purposes of this Plan, an Employee's total Credited Service shall be determined by aggregating any separate periods of Credited Service separated by any Breaks in Service.

                (e) An Employee shall be credited with Credited Service with respect to a period of employment with an Affiliated Company, but only to the extent that such period of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Company.

                (f) Notwithstanding the foregoing, unless the Sponsor shall so provide by resolution of its Board of Directors, or unless otherwise expressly stated in this Plan, an Employee shall not receive such Credited Service credit for any period of employment with an Affiliated Company prior to such entity becoming an Affiliated Company.

                (g) In accordance with paragraph (f) above, an Eligible Employee shall receive Credited Service for any period of employment with Allergan Medical Optics - Lenoir facility prior to its becoming an Affiliated Company but only to the extent provided in paragraph (e) above. Notwithstanding anything therein to the contrary, the Employment Commencement Date for such Eligible Employee under paragraph (b) shall mean the date the Employee was first credited with an Hour of Service with Allergan Medical Optics - Lenoir facility, including any date prior to Allergan Medical Optics - Lenoir facility becoming an Affiliated Company.

                (h) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).(2)

        2.23. Disability. "Disability" shall mean any mental or physical condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for the Company for which he is reasonably fitted by education, training, or experience and which condition can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months. The determination by the Committee, upon opinion of a physician selected by the Committee, as to whether a Participant has incurred a Disability shall be final and binding on all persons.

        2.24. Reserved for Future Modifications.

        2.25. Effective Date. "Effective Date" of this restated Plan shall mean January 1, 1999 unless otherwise specified in the Plan. The original Effective Date of the Plan is the date that is the day after the Spin-off Date as hereinafter defined. Prior to the original Effective Date of this Plan, Eligible Employees of Allergan were eligible to participate in the SmithKline Beckman Corporation Savings and Investment Plan (the "SKB Plan"). On or about July 26, 1989, SmithKline Beckman Corporation distributed the stock of Allergan to its shareholders, rendering Eligible Employees of the Company ineligible to participate in the SKB Plan. The date upon which such distribution occurred shall hereinafter be referred to as the "Spin-off Date."

        2.26. Eligible Employee. "Eligible Employee" shall mean any United States-based payroll Employee and any Puerto Rico-based payroll Employee of the Company and any expatriate Employee of the Company who is a United States citizen or permanent resident, but excluding any non-resident alien of the United States and Puerto Rico, any non-regular manufacturing site transition Employee, any Leased Employee, and any Employee covered by a collective bargaining agreement.(3)

----------
        (2) Paragraph (h) of Section 2.22 as set forth above was approved by the Board on November 17, 1998 and is effective December 12, 1994.

        (3) The amendment of Section 2.26 as set forth above was approved by the Board on November 17, 1998 and is effective the later of January 1, 1999 or, the date the merger of the

        2.27. Eligible Retirement Plan. "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts an Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

        2.28. Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution, on or after January 1, 1993, of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include:

                (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee of the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

                (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        For purposes of this Section, "Distributee" shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XV) are Distributees with regard to the interest of the spouse or former spouse.

        2.29. Employee. "Employee" shall mean any person who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding or income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company, as well as any other person qualifying as a common-law employee or Puerto Rico-based employee of the Sponsor or an Affiliated Company except that such term shall not include
(i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Sponsor or an Affiliated Company and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.(4)

        2.30. Employment Commencement Date.

                (a) "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service for the Sponsor or an Affiliated Company.

                (b) Unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in this Plan or in resolutions of the Board of Directors, an Employee shall not, for the

----------
Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities.

       (4) The amendment of Section 2.29 as set forth above was approved by the Board on November 17, 1998 and is effective the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities.

        purposes of determining his/her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company.

        2.31. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, where the context so requires, a reference to a particular ERISA section shall also refer to any successor provision of ERISA to such ERISA section.

        2.32. Reserved for Future Modifications.

        2.33. Forfeitures. "Forfeitures" shall mean the nonvested portion of a Participant's benefit that is forfeited in accordance with the provisions of
Article VIII.

        2.34. Highly Compensated Employee.(5) "Highly Compensated Employee" shall mean:

               (a) An Employee who performed services for the Employer during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

                        (i) Employees who at any time during the Plan Year or
                preceding Plan Year were Five Percent Owners (as defined in
                Section 14.2).

                        (ii) Employees who received Compensation during the
                preceding Plan Year from the Employer in excess of $80,000 (as adjusted in such manner as permitted under Code Section 414(q)(1)).

                (b) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in
        Section 13.6.

                (c) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Former Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Employer or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a Five Percent Owner.

                (d) For the purpose of this Section, the term "Employer" shall mean the Sponsor and any Affiliated Company.

                (e) The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and the Regulations and to the extent permitted thereunder, the Committee, for administrative convenience, may establish rules and procedures for purposes of identifying Highly Compensated Employees, which rules and procedures may result in an Eligible Employee being deemed to be a Highly Compensated Employee for purposes of the limitations of Article IV and Article VI, whether or not such Eligible Employee is a Highly Compensated Employee described in Code Section 414(q).


----------
        (5) The amendment of Section 2.34 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

        2.35. Hour of Service.

                (a) "Hour of Service" of an Employee shall mean the following:

                        (i) Each hour for which the Employee is paid by the
                Company or an Affiliated Company or entitled to payment for the performance of services as an Employee.

                        (ii) Each hour in or attributable to a period of time
                during which the Employee performs no duties (irrespective of whether he/she has terminated his/her Employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty, military duty or a Leave of Absence (if the Leave of Absence is an unpaid medical Leave of Absence, the Employee will accrue hours for the duration of such leave for the first six months of such leave), for which he/she is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if (A) such Employee is directly or indirectly paid or entitled to payment for such hours and (B) such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws, or is a payment which solely reimburses the Employee for medical or medically-related expenses incurred by him/her.

                        (iii) Each hour for which he/she is entitled to back
                pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under subparagraphs (i) or
                (ii) above.

                Hours of Service under paragraphs (a)(ii) and (a)(iii) shall be calculated in accordance with Department of Labor Regulation 29 C.F.R.
        Section 2530.200b-2(b). All Hours of Service determined under the rules of paragraph (a) shall be credited to the Computation Period to which the payment relates, rather than the period in which it is made.

                (b) In the event that an Employee is compensated for duties performed on a basis other than actual hours worked and no records of the Employee's actual working hours are maintained, the Employee shall be deemed to have completed ten (10) Hours of Service for each day, or portion thereof during which he/she is credited with an Hour of Service for the Company or an Affiliated Company.

                (c) Unless the Company shall expressly determine otherwise, and except as may be expressly provided otherwise in this Plan, an Employee shall not receive credit for his/her Hours of Service completed with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company.

        2.36. Investment Manager. "Investment Manager" shall mean the one or more Investment Managers, if any, that are appointed pursuant to Section 5.16 and who constitute investment managers under Section 3(38) of ERISA.

        2.37. Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.(6)

        2.38. Leave of Absence.

                (a) "Leave of Absence" shall mean any personal leave from active employment (whether with or without pay) duly authorized by the Company under the Company's standard personnel practices. All persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence. Leaves of Absence may be granted by the Company for reasons of health (including temporary sickness or short term disability) or public service or for any other reason determined by the Company to be in its best interests.

                (b) In addition to Leaves of Absence as defined in paragraph (a) above, the term Leave of Absence shall also mean a Maternity or Paternity Leave, as defined herein, but only to the extent and for the purposes required under paragraph (c) below. As used herein, "Maternity or Paternity Leave" shall mean an absence from work for any period (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement referred to in clauses (ii) or (iii) above.

                (c) Subject to the provisions of paragraph (d) below, a Maternity or Paternity Leave described in paragraph (b) above shall be deemed to constitute an authorized Leave of Absence for purposes of this Plan only to the extent consistent with the following rules:

                        (i) For purposes of determining whether a Break in
                Service has occurred, the Severance Date of a Participant who is absent by reason of a Maternity or Paternity Leave shall not be deemed to occur any earlier than the second anniversary of the date upon which such Maternity or Paternity Leave commences.

                        (ii) The Maternity or Paternity Leave shall be treated
                as a Leave of Absence solely for purposes of determining whether or not an Employee has incurred a Break in Service. Accordingly, such a Maternity or Paternity Leave shall not result in an accrual of Credited Service for purposes of the vesting provisions of this Plan or for purposes of determining eligibility to participate in the Plan pursuant to the provisions of Article III (except only in determining whether a Break in Service has occurred).

                        (iii) A Maternity or Paternity Leave shall not be
                treated as a Leave of Absence unless the Employee provides such timely information as the Committee may reasonably require to establish that the absence is for the reasons listed in paragraph (b) above and to determine the number of days for which there was such an absence.

                (d) Notwithstanding the limitations provided in paragraph (c) above, a Maternity or Paternity Leave described in paragraph (b) above shall be treated as an authorized Leave of Absence, as described in paragraph (a), for all purposes of this Plan to the extent the period of absence is one authorized as a Leave of Absence under the Company's standard personnel practices and thus is covered by the provisions of paragraph (a) above without reference to the provisions of paragraph (b) above, provided, however, that the special rule provided under this paragraph (d) shall not apply if it would result in a Participant who is absent on a Maternity or Paternity Leave being deemed to have incurred a Break in Service sooner than under the rules set forth in paragraph (c).


----------
       (6) The amendment of Section 2.37 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

        2.39. Normal Retirement Age. "Normal Retirement Age" shall mean the Participant's sixty-fifth (65th) birthday.

        2.40. Participant. "Participant" shall mean any Eligible Employee who has commenced participation in the Plan pursuant to Article III and who retains rights under the Plan.

        2.41. Participant Deposits. "Participant Deposits" shall mean all of a Participant's deposits to the Plan, including After Tax Deposits and Before Tax Deposits.

        2.42. Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

        2.43. Plan. "Plan" shall mean the Allergan, Inc. Savings and Investment Plan described herein and as amended from time to time.

        2.44. Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be Allergan, Inc.

        2.45. Plan Year. "Plan Year" shall mean the period commencing on the original Effective Date and ending on December 31, 1989 and each subsequent calendar year.

        2.46. Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or Affiliated Company with respect to which he is compensated or entitled to compensation by the Sponsor or Affiliated Company. Unless the Sponsor shall expressly determine otherwise and except as is expressly provided otherwise in this Plan, an Employee shall not, for the purpose of determining his Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which such entity becomes an Affiliated Company.

        2.47. Rollover Account. "Rollover Account" of a Participant shall be his individual account in the Trust Fund in which are held rollover contributions made pursuant to Section 4.8.

        2.48. Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or Affiliated Company by reason of such Employee's quit, discharge, Disability, death, retirement, or otherwise. For purposes of determining whether an Employee has incurred a Severance, the following rules shall apply:

                (a) An Employee shall not be deemed to have incurred a Severance
        (i) because of his absence from employment with the Sponsor or Affiliated Company by reason of any paid vacation or holiday period, or
        (ii) by reason of any Leave of Absence, subject to the provisions of paragraph (b) below.

                (b) For purposes of this Plan, an Employee shall be deemed to have incurred a Severance on the earlier of (i) the date on which he dies, resigns, is discharged, or otherwise terminates his employment with the Sponsor or Affiliated Company; or (ii) the date on which he is scheduled to return to work after the expiration of an approved Leave of Absence, if he does not in fact return to work on the scheduled expiration date of such Leave. In no event shall an Employee's Severance be deemed to have occurred before the last day on which such Employee performs any services for the Sponsor or Affiliated Company in the capacity of an Employee with respect to which he is compensated or entitled to compensation by the Sponsor or Affiliated Company.

                (c) Notwithstanding the foregoing, in the case of a Participant who is absent by reason of a Maternity or Paternity Leave, the provisions of Section 2.38(c)-(d) shall apply for purposes of determining whether such a Participant has incurred a Break in Service by reason of such Leave.

        2.49. Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred said Severance as determined in accordance with the provisions of
Section 2.48, provided, however, that the special rules set forth under Section 2.38(c)-(d) shall apply with respect to determining whether a Participant on a Maternity or Paternity Leave has incurred a Break in Service. In the case of any Employee who incurs a Severance as provided under Section 2.48 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such Employee shall be as of the effective date of the Severance event (e.g., the date of his death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of this Plan.

        2.50. Sharing Deposits. "Sharing Deposits" of a Participant shall mean his/her Deposits (whether Before Tax or After Tax) not in excess of five percent (5%) of Compensation. Sharing Deposits shall participate in allocations of Company Contributions and Forfeitures. For the Plan Year beginning on the Effective Date and ending December 31, 1989, deposits made to the SmithKline Beckman Savings and Incentive Plan and compensation earned while participating in such plan by any Participant for the period beginning January 1, 1989 and ending on the Effective Date shall be included in Deposits and Compensation under this Plan solely for the purpose of determining Sharing Deposits in such Plan Year.

        2.51. Sponsor. "Sponsor" shall mean Allergan, Inc., a Delaware Corporation, and any successor corporation or entity.

        2.52. Trust and Trust Fund. "Trust" or "Trust Fund" shall mean the one or more trusts created for funding purposes under the Plan.

        2.53. Trustee. "Trustee" shall mean the individual or entity acting as a trustee of the Trust Fund.

        2.54. Reserved for Future Modifications.

        2.55. Reserved for Future Modifications.

        2.56. Valuation Date. "Valuation Date" shall mean the date as of which the Trustee shall determine the value of the assets in the Trust Fund for purposes of determining the value of each Account, which shall be each business day in accordance with rules applied in a consistent and uniform basis. For periods prior to March 1, 1995, the date shall be the latest day of each calendar month.

        2.57. 415 Suspense Account. "415 Suspense Account" shall mean the account (if any) established and maintained in accordance with the provisions of
Article XIII for the purpose of holding and accounting for allocations of excess Annual Additions (as defined in Article XIII).

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

        3.1. Participation.(7)

                (a) Each Eligible Employee shall be eligible to participate in the Plan on his or her Employment Commencement Date.

                (b) If an Eligible Employee's employment with the Company terminates after the Employee has become a Participant in the Plan, the Employee shall become eligible to participate in the Plan immediately upon his or her Reemployment Commencement Date.

        3.2. Participants in Prior Plans. Any Employee who was eligible to participate in the SmithKline Beckman Savings and Investment Plan on the day preceding the Spin-Off Date (as that term is defined in Section 2.25), shall automatically be eligible to participate in the Plan on the Effective Date, provided he/she is an Eligible Employee on that date.

        3.3. Participation in Plan Prior to March 1, 1995. Notwithstanding
Section 3.1(a) above, prior to March 1, 1995, each Eligible Employee shall be eligible to participate in the Plan upon the first day of the calendar month ("Eligibility Date") coincident with or immediately following the completion of six (6) months of Credited Service.


----------
        (7) The amendment of Section 3.1 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                                   ARTICLE IV
                              PARTICIPANT DEPOSITS

        4.1. Election.

                (a) Each Eligible Employee may elect to defer the receipt of a portion of his/her Compensation and to have the deferred amount contributed directly by the Company to the Plan as Before Tax Deposits. Before Tax Deposits may be made only by means of payroll deduction.

                (b) Each Eligible Employee may elect to contribute to the Plan a portion of his/her Compensation as After Tax Deposits. After Tax Deposits may be made only by means of payroll deduction.

                (c) The Committee shall prescribe such procedures, either in writing or in practice, and provide such forms as are necessary or appropriate for each Participant and each Eligible Employee who will become a Participant to make deposits pursuant to this Article IV. However, an election by a Participant shall not be adopted retroactively.

                (d) Notwithstanding the above paragraphs, an Eligible Employee shall be deemed to have elected to defer the receipt of a three percent (3%) of his or her Compensation and to have such deferred amount contributed directly by the Company to the Plan as Before Tax Deposits if such Eligible Employee fails to file an election for any Plan Year within the time period prescribed by the Committee (or, in the case of newly hired Eligible Employee, the Eligible Employee fails to file an election when hired or prior to the date compensation for the first pay period is currently available). A deemed election under this paragraph
        (d) shall be effective as of the first pay period of the Plan Year (or, in the case of newly hired Eligible Employee, the first pay period following his or her date of hire) and shall remain in effect until superseded by a subsequent affirmative election by the Eligible Employee. Deferred amounts contributed directly by the Company to the Plan under this paragraph (d) shall be invested in the Balanced Fund described in Section 5.5(b) until superseded by a subsequent election by the Eligible Employee. (8)

        4.2. Amount Subject to Election.

                (a) Participants may elect to contribute a whole percentage of his/her Compensation to the Plan as Before Tax Deposits not to exceed twenty percent (20%) when aggregated with the After Tax Deposits contributed by such Participant pursuant to paragraph (b) below. Notwithstanding the foregoing, no Participant shall be permitted to make Before Tax Deposits to the Plan during any calendar year in excess of $7,000, or such larger amount as may be determined by the Secretary of the Treasury pursuant to Code Section 402(g)(2), or which exceed the limitations set forth in Section 4.3. For purposes of the dollar limitation, the Before Tax Deposits of a Participant for any taxable year is the sum of all Before Tax Deposits under the Plan and all salary reduction amounts under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k) and Code Section 402(h)(1)(B)), a deferred compensation plan under Code Section 457, a trust described in Code Section 501(c)(18) and any salary reduction amount used to purchase an annuity contract under Code Section 403(b) whether or not sponsored by the Company but shall not include any amounts properly distributed as excess annual additions.(9)

                (b) Each Participant may elect to contribute a whole percentage of his/her Compensation to the Plan as After Tax Deposits not to exceed twenty percent (20%) when aggregated with the amount of his/her


----------
       (8) Paragraph (d) of Section 4.1 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

       (9) The amendment of Section 4.2(a) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

        Before Tax Deposits. Notwithstanding the foregoing, no Participant shall be permitted to make After Tax Deposits to the Plan during any Plan Year which exceed the limitations set forth in Section 6.13.(10)

                (c) The Committee shall prescribe such procedures, either in writing or in practice, as it deems necessary or appropriate regarding the maximum amount that a Participant may elect to defer and the timing of such an election. These procedures shall apply to all individuals eligible to make an election described in Section 4.1. The Committee may, at any time during a Plan Year, require the suspension, reduction, or recharacterization of Before Tax Deposits or the suspension or reduction of After Tax Deposits of any Highly Compensated Employee such that the limitations of Section 4.2(a) and (b) are satisfied.

        4.3. Limitation on Compensation Deferrals. With respect to each Plan Year, Compensation Deferral Contributions by a Participant for the Plan Year shall not exceed the limitation on contributions by or on behalf of Highly Compensated Participants under Code Section 401(k), as provided in this Section. In the event that Compensation Deferral Contributions under this Plan by or on behalf of Highly Compensated Participants exceed the limitations of this Section for any reason, either such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to the Participant, as provided in Section 4.5.(11)

                (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage Test set forth in (i) below, or, to the extent not precluded by applicable regulations, the alternative Actual Deferral Percentage test set forth in (ii) below:

                        (i) The average Actual Deferral Percentage for the
                Highly Compensated Participants shall not be more than the average Actual Deferral Percentage of all other Participants multiplied by 1.25, or

                        (ii) The excess of the average Actual Deferral
                Percentage for the Highly Compensated Participants over the average Actual Deferral Percentage for all other Participants shall not be more than two (2) percentage points (or such lesser percentage as the Secretary of the Treasury shall prescribe to prevent the multiple use of the alternative limitation set forth in this Section 4.3(a)(ii) with respect to any Highly Compensated Participants), and the average Actual Deferral Percentage for the Highly Compensated Participants shall not be more than the average Actual Deferral Percentage of all other Participants multiplied by 2.0.

                        (iii) In the event the test under (i) above cannot be
                satisfied, the Committee shall determine if the use of the alternative test under (ii) above is available under regulations relating to the multiple use of the alternative limitation, as prescribed by the Secretary of the Treasury under Code Section 401(m)(2)(A). If the Committee determines that the alternative test is not available, either the Actual Deferral Percentage or the Average Contribution Percentage (as defined in Section 6.13) for Highly Compensated Participants eligible to participate in this Plan and a plan of the Company or an Affiliated Company that is subject to the limitations of Code Sections 401 (k) and
                (m) including, if applicable, this Plan, shall be reduced in accordance with, and to the extent necessary to satisfy, the requirements of regulations issued under Code Section 401(m).

                (b) Notwithstanding any other provisions of this Plan, for the purposes of the limitations of this Section 4.3 and Section 4.6 only, the following definitions shall apply:


----------
        (10) The amendment of Section 4.2(b) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

        (11) The amendment of Section 4.3 to delete prior paragraph (e) regarding family aggregation and to redesignate paragraphs (f), (g), and (h) as paragraphs (e), (f), and (g), respectively, as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                        (i) "Actual Deferral Percentage" shall mean, with
                respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year, the ratio, calculated separately and to the nearest one-hundredth of one percent for each Participant in such group, as follows:

                                (1) For a Highly Compensated Participant, the
                        ratio of such Participant's Compensation Deferral Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Actual Deferral Percentage of a Highly Compensated Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                                (2) For any other Participant, the ratio of such
                        Participant's Compensation Deferral Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Actual Deferral Percentage of a Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury, qualified nonelective contributions on behalf of a Participant that satisfy the requirements of Code Section 401(k)(3)(c)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of a Participant.(12)

                        (ii) "Highly Compensated Participant" shall mean for any
                Plan Year any Participant who is a Highly Compensated Employee.

                        (iii) "Participant" shall mean any Eligible Employee who
                satisfied the requirements under Section 3.1 during the Plan Year, whether or not such Eligible Employee has elected to contribute to the Plan for such Plan Year.

                        (iv) "Compensation Deferral Contributions" shall mean
                amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.2(a), including excess Before Tax Deposits (as defined in Section 4.4(a)) of Highly Compensated Participants but excluding (1) excess Before Tax Deposits of all other Participants that arise solely from Before Tax Deposits made under this Plan or plans of the Company, (2) Before Tax Deposits that are taken into account in the Average Contribution Percentage test (as defined in Section 6.13) provided that the Actual Deferral Percentage test is satisfied both with and without exclusions of these Before Tax Deposits, and (3) any deferrals properly distributed as excess Annual Additions. Compensation Deferral Contributions may include, at the election of the Company, any Company Contributions which meet the requirements for such inclusion under Code Section 401(k)(3)(C).

                        (v) "Compensation" shall mean compensation as described
                below:

                                (1) Compensation means compensation determined
                        by the Company in accordance with the requirements of Code Section 414(s) and the Regulations thereunder.

                                (2) For purposes of this Section 4.3, for Plan
                        Years beginning on or after January 1, 1998,
                        Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The
----------
      (12) The amendment of Section 4.3(b)(i) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                        Company may change its election provided such change does not discriminate in favor of Highly Compensated Employees.

                                (3) Compensation taken into account for any Plan
                        Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).(13)

                (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section 4.3 shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k). Plans may be considered one plan for purposes of satisfying Code Section 401(k) only if they have the same Plan Year.

                (d) For the purposes of this Section 4.3, the "Actual Deferral Percentage" for any Highly Compensated Participant who is a Participant under two or more Code Section 401(k) arrangements of the Company shall be determined by taking into account the Highly Compensated Participant's compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code
        Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k). If the arrangements have different Plan Years, this paragraph shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to Regulations under Code Section 401(k).

                (e) For purposes of the Actual Deferral Percentage test, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

                (f) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and (m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

        4.4. Provisions for Return of Excess Before Tax Deposits Over $7,000.

                (a) In the event that due to error or otherwise, an amount of a Participant's Compensation in excess of the $7,000 limitation (after application of any necessary adjustment) described in Section 4.2(a) is deferred under this Plan in any calendar year pursuant to such Participant's Compensation deferral agreement (but without regard to amounts deferred under any other plan) the excess Before Tax Deposits, if any, together with income allocable to such amount shall be returned to the Participant (after withholding applicable federal, state and local taxes due on such amounts) on or before the first April 15 following the close of the calendar year in which such excess contribution is made; provided, however, if there is a loss allocable to the excess Before Tax Deposits, the amount distributed shall be the amount of the excess as adjusted to reflect such loss. Any Company Contributions allocated to the Participant's Sharing Deposits pursuant to Section 6.4(b) which are attributable to any excess Before Tax Deposits by a Participant, and any income or loss allocable to such Company Contributions, shall either be returned to the Company or applied to reduce future Company Contributions by the Company.

----------
       (13) The amendment of Section 4.3(b)(v) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1998.

                (b) The amount of income or loss attributable to any excess Before Tax Deposits described in paragraph (a) above shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Participant's
                Before Tax Deposits Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before Tax Deposits as determined under paragraph (a) above, and the denominator of which is the balance of the Participant's Before Tax Deposits Account as of the last day of the Plan Year, without regard to any income or loss allocable to such Account during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in regulations prescribed by the Secretary of the Treasury under Code Section 402(g). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 4.4(b)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess Before Tax Deposits. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (c) For the purpose of this Section 4.4, "Gap Period" shall mean the period between the last day of the Plan Year and the date of distribution of any excess Before Tax Deposits.

                (d) In accordance with procedures as may be established, either in writing or in practice, by the Committee, not later than March 1 of a calendar year a Participant may submit a claim to the Committee in which he certifies in writing the specific amount of his Before Tax Deposits for the preceding calendar year which, when added to amounts deferred for such calendar year under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will cause the Participant to exceed the $7,000 limitation as described in Section 4.2(a) for such preceding calendar year. Notwithstanding the amount of the Participant's Before Tax Deposits under the Plan for such preceding calendar year, the Committee shall treat the amount specified by the Participant in his claim as a Before Tax Deposit in excess of the $7,000 limitation (after application of any necessary adjustment) for such calendar year and return it to the Participant in accordance with Section 4.4(a) above. A Participant is deemed to notify the Committee of any excess Before Tax Deposits that arise by taking into account only those Before Tax Deposits made to this Plan and other plans of the Company.

                (e) Any Before Tax Deposits in excess of the $7,000 limitation (after application of any necessary adjustment) described in Section 4.2(a) which are distributed to a Participant in accordance with this Section, shall to the extent required by regulations issued by the Secretary of the Treasury be treated as Annual Additions under Article XIII for the Plan Year for which the excess Before Tax Deposits were made, unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year.

                (f) The Committee shall not be liable to any Participant (or his/her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Participant's excess Before Tax Deposits or the income or losses attributable thereto.

        4.5. Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants. The provisions of this Section 4.5 shall be applied after implementation of the provisions of Section 4.4. (14)

----------
        (14) The amendment of Section 4.5 to delete prior paragraph (c) regarding family aggregation and to redesignate paragraphs (d), (e), (f), (g),
(h), and (i) as paragraphs (c), (d), (e), (f), (g), and (h), respectively, as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                (a) The Committee shall determine in accordance with the procedures set forth in Section 4.3, as soon as is reasonably possible following the close of each Plan Year, the extent (if any) to which deferral treatment under Code Section 401(k) may not be available for Compensation Deferral Contributions on behalf of any Highly Compensated Participants. If, pursuant to these determinations by the Committee, a Highly Compensated Participant's Compensation Deferral Contributions are not eligible for tax-deferral treatment then, as determined by the Committee, either (i) any excess Compensation Deferral Contributions shall be recharacterized as After Tax Deposits in accordance with regulations issued under Code Section 401(k), or (ii) any excess Compensation Deferral Contributions together with any income or loss allocable thereto shall be returned to the Highly Compensated Participant (after withholding applicable federal, state, and local taxes due on such amounts). Such return or recharacterization shall be made within the first two and one-half (2-1/2) months following the close of the Plan Year for which such excess deferrals were made, provided however, that if any excess deferrals and income or loss allocable thereto are, due to error or otherwise, not returned by such date, such amounts as are required to be returned shall be returned not later than the end of the first Plan Year following the Plan Year for which such excess deferrals were made.

                (b) For purposes of satisfying the Actual Deferral Percentage test of Section 4.3(a), the amount of any excess Compensation Deferral Contributions by a Highly Compensated Participant shall be determined by the Committee by application of a leveling method under which the Compensation Deferral Contributions of the Highly Compensated Participant who has the highest dollar amount of Compensation Deferral Contributions for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's Compensation Deferral Contributions to equal the Compensation Deferral Contributions of the Highly Compensated Participant with the next highest Compensation Deferral Contributions; provided, however, if a lesser amount, when added to the total dollar amount already returned under this paragraph
        (b), equals the total excess Compensation Deferral Contributions that are required to be returned to enable the Plan to satisfy the Actual Deferral Percentage test, the lesser amount shall be returned. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test. (15)

                (c) The amount of income or loss attributable to any excess Compensation Deferral Contributions by a Highly Compensated Participant for a Plan Year shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Highly
                Compensated Participant's Compensation Deferral Contribution Accounts for the Plan Year multiplied by a fraction, the numerator of which is the excess Compensation Deferral Contribution as determined under Section 4.3, and the denominator of which is the balance of the Highly Compensated Participant's Compensation Deferral Contribution Accounts as of the last day of the Plan Year without regard to any income or loss allocable to such Accounts during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in the regulations prescribed by the Secretary of the Treasury under Code Section 401(k). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 4.5(d)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess Compensation Deferral Contribution. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (d) For the purpose of this Section 4.5 the following shall apply:

                        (i) "Compensation Deferral Contribution Accounts" shall
                mean the Participant's Before Tax Deposits Account and shall mean any other accounts of the Participant to which

----------
        (15) The amendment of Section 4.5(b) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                Company Contributions have been allocated where such Company Contributions have been included as Compensation Deferral Contributions pursuant to Section 4.3(b)(iv).

                        (ii) "Gap Period" shall mean the period beginning with
                the last day of the Plan Year and the date of distribution of any excess Compensation Deferral Contributions.

                (e) For purposes of this Section, the amount of Compensation Deferral Contributions by a Participant who is not a Highly Compensated Participant for a Plan Year shall be reduced by any Before Tax Deposits which have been distributed to the Participant under Section 4.4, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k).

                (f) In the event that the Committee determines that an amount to be deferred pursuant to the Compensation deferral agreement provided in
        Section 4.1 would cause the Company contributions under this and any other tax-qualified retirement plan maintained by the Company to exceed the applicable deduction limitations contained in Code Section 404, or to exceed the maximum Annual Addition determined in accordance with
        Article XIII, the Committee may treat such amount in accordance with the rules set forth above in Section 4.5(a).

                (g) The Committee shall not be liable to any Participant (or his/her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Participant's excess Compensation Deferral Contribution or the income or losses attributable thereto.

                (h) To the extent required by regulations under Code Sections 401(k) or 415, any excess Compensation Deferral Contributions with respect to a Highly Compensated Participant shall be treated as Annual Additions under Article XIII for the Plan Year for which the excess Compensation Deferral Contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

        4.6. Termination of, Change in Rate of, or Resumption of Deferrals.

                (a) A Participant shall be limited to changing the rate or form of investment of Before Tax Deposits or After Tax Deposits to once a month, in 1% increments, (once in any three (3) month period prior to March 1, 1995). Notwithstanding the foregoing, a Participant shall change the rate of such Deposits as may be required pursuant to Section 4.2.

                (b) The right of a Participant to make Deposits shall cease during any Period of Severance.

                (c) Any change in rate or form of investment of Before Tax Deposits or After Tax Deposits made by a Participant pursuant to paragraph (a) above shall be effective in accordance with the following rules: (i) If the Participant properly notifies the Plan Administrator of such change on or before the fifteenth day of any month (or such later date authorized by the Committee), such change shall be effective on the first day of the following month or (ii) if the Participant properly notifies the Plan Administrator after the fifteenth day of any month (or such later date authorized by the Committee) but on or before the last day of such month, such change shall be effective on the first day of the second month following such month.

        4.7. Character of Deposits. Before Tax Deposits shall be treated as Company Contributions for purposes of Code Sections 401(k) and 414(h). After Tax Deposits shall not constitute "qualified voluntary employee contributions" under Code Section 219 (relating to the deductibility of those amounts).

        4.8. Rollover Contributions.

                (a) Pursuant to procedures as the Committee may prescribe (either in writing or practice), a Participant may make a Rollover Contribution to the Plan. "Rollover Contribution" shall mean a contribution by a Participant as the result of a distribution from another "qualified trust" (as defined in Code Section 401) which is exempt from tax under Code Section 501, but only if such contribution:

                        (i) Is received by the Committee not later than 60 days
                after the distribution was received by the Participant; or

                        (ii) Is the result of a trustee-to-trustee transfer of
                assets between two (2) or more qualified plans, and the transaction satisfies the requirements of Section 12.3; or

                        (iii) Is the result of a transfer of assets from an
                individual retirement arrangement or annuity (as defined in Code
                Section 408) and such individual retirement arrangement or annuity was created solely from a distribution or distributions from a qualified plan; or

                        (iv) Is an "Eligible Rollover Distribution".

                (b) A Rollover Contribution shall not be considered a Participant Deposit.

                (c) A Participant's Rollover Contribution made pursuant the rules of this Section 4.8 shall be held in a separate Rollover Account for the Employee. This Rollover Account will not share in allocations of Company Contributions or Forfeitures under Section 6.4.

                                    ARTICLE V
                      TRUST FUND AND COMPANY CONTRIBUTIONS

        5.1. General. All contributions made under the Plan and investments made and property of any kind or character acquired with any such funds or otherwise contributed, and all income, profits, and proceeds derived therefrom, shall be held in Trust and shall be held and administered by the Trustee in accordance with the provisions of the Plan and Trust Agreement.

        5.2. Single Trust. Assets of the Trust shall be held in a separate fund which shall consist of the Trust Fund. Individual Participant interests in the Trust Fund shall be reflected in the Accounts maintained for the Participants. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any fund or for any Account maintained under the Plan.

        5.3. Company Contributions. The Company shall contribute to the Plan in accordance with the following rules:

                (a) Effective March 1, 1995 and subject to the limitations of
        Article XIII and to the extent that the Company has current or accumulated profits, the Company shall contribute monthly out of current or accumulated profits an amount which, when added to available forfeitures provided under Section 8.2 resulting from the terminations during the month, is equal to:

                        (i) 75% of each Participant's Sharing Deposits for the
                previous month which are not in excess of two percent (2%) of such Participant's Compensation.

                        (ii) 50% of each Participant's Sharing Deposits for the
                previous month which are in excess of two percent (2%) of such Participant's Compensation but not in excess of three percent (3%) of such Participant's Compensation.

                        (iii) 25% of each Participant's Sharing Deposits for the
                previous month which are in excess of three percent (3%) of such Participant's Compensation.

                In addition to the foregoing, the Company shall contribute an amount sufficient to satisfy the reinstatement and plan expense requirements of Section 6.4(a)(i) and (ii). When a Participant's contributions are suspended pursuant to Section 8.1, no Company Contributions shall be made for such Participant.

                (b) Prior to March 1, 1995 and subject to the limitations of
        Article XIII and to the extent that the Company has current or accumulated profits, the Company shall contribute monthly out of current or accumulated profits an amount which, when added to available forfeitures provided under Section 8.2 resulting from terminations during the month, is equal to 50% of each Participant's Sharing Deposits for the previous month plus an amount sufficient to satisfy the reinstatement and plan expense requirements of Section 6.4(a)(i) and
        (ii). When a Participant's contributions are suspended pursuant to
        Section 8.1, no Company Contributions shall be made for such Participant.

                (c) The Board of Directors, acting upon the advice and direction of the Committee, may authorize and direct that the Company Contribution (expressed as a percentage of Participants' Sharing Deposits in paragraph (a) above) be changed from time to time from a minimum of 0% to a maximum of 100%.

        5.4. Form of Company Contributions. The Company's contributions to the Trust Fund shall be paid in cash, property, or Company Stock as the Company may from time to time determine.

        5.5. Investment of Trust Assets.

                (a) The manner in which assets of the Trust will be invested shall be chosen by the Committee at its discretion, although the Committee may delegate the management to one or more Investment Managers appointed pursuant to Section 5.16. Notwithstanding the foregoing, all Company Contributions contributed on or after the original Effective Date shall be invested in Company Stock except to the extent invested pursuant to Section 5.5(e). Company Contributions made under the SmithKline Beckman Corporation Savings and Investment Plan and transferred to this Plan shall be invested at the discretion of the Committee.

                (b) The Committee may establish separate investment funds under the Plan, with each fund representing an investment alternative available to Participants for the investment of their Accounts as provided in Section 5.5(c) and (d) below. Each Participant shall have a subaccount under the Plan corresponding to the Participant's interest which is allocated to each investment fund. Each such subaccount may be valued separately. The Committee may, at its discretion, establish alternative investment funds or eliminate any previously established funds, including but not limited to the following types of investment funds:

                        (i) The Interest Income Fund investing in group annuity
                contracts with major insurance companies.

                        (ii) The Balanced Fund investing in common stocks,
                bonds, government securities and similar types of investments.

                        (iii) The Equity Fund investing in a mutual fund which
                may invest in equity securities, bonds, preferred stocks, and interest-bearing cash investments.

                        (iv) The Company Stock Fund consisting exclusively of
                Company Stock.

                Notwithstanding the establishment of separate investment funds, up to one hundred percent (100%) of the assets of the Plan may be invested in Company Stock.

                (c) A Participant may elect the investment fund to which his or her Before Tax Deposits or After Tax Deposits are invested under the Plan or may change such elections pursuant to Section 4.6(a). Such elections shall be limited to the investment funds currently offered by the Committee and currently available to Participants pursuant to paragraph (b) above. A Participant shall effect such an election by properly completing and submitting the form authorized by the Committee for this purpose.

                (d) A Participant may elect at any time to transfer amounts accrued in such Participant's Before Tax Deposits Account, After Tax Deposits Account, or Rollover Account among any of the investment funds currently offered by the Committee and currently available to the Participant, provided, however, the total amount transferred shall be in increments of 1% of the amount accrued in such accounts. A Participant shall effect such transfer in the manner authorized by the Committee.(16)


                (e) Notwithstanding the requirement of paragraph (a) above that all Company Contributions be invested in the Company Stock Fund, any Participant who is an Employee of the Company on or after the date he or she attains age 55 may elect that (i) all amounts allocated to his or her Company Contribution Account which are held in the Company Stock Fund and (ii) all future Company Contributions that may be allocated to his or her Company Contribution Account, be invested in any of the investment funds currently offered by the Committee and currently available to the Participant. A Participant shall make any election,


----------
        (16) The amendment of Section 5.5(d) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

        and may change any election, at such times and in accordance with the requirements imposed by Section 5.5(c) and (d) above.

                (f) Amounts invested in any one of the investment funds shall not share in gains and losses experienced by any other fund.

                (g) Notwithstanding the establishment of separate investment funds within the Trust, the Trust shall at all times constitute a single trust.

                (h) Notwithstanding anything to the contrary in this Section 5.5 or Section 4.1 or Section 8.1, the following additional transfer and withdrawal restrictions shall apply to all Participants who are Insiders. For the purpose of this Section 5.5, the term "Insider" shall mean any Participant who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) of the Sponsor (or the Company) which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "`34 Act") or who is a "director" or an "officer" of the Sponsor or the Company as those terms are interpreted for the purpose of determining persons subject to Section 16 of the `34 Act.

                        (i) Any Insider who transfers amounts invested in the
                Company Stock Fund out of such fund and into another fund or withdraws cash in a transaction that results in the liquidation of amounts in the Company Stock Fund (pursuant to Sections 8.1 or 8.12 below), may not for a period of six months following the Participant's election to so transfer funds, withdraw cash or take a loan, as the case may be, make an election to transfer amounts from another fund into the Company Stock Fund.

                        (ii) Any Insider who transfers amounts invested in a
                fund other than the Company Stock Fund into the Company Stock Fund, may not for a period of six months following the Participant's election to so transfer funds make an election to
                (1) transfer amounts from the Company Stock Fund into another fund, (2) withdraw cash or take a loan in a transaction that results in the liquidation of amounts in the Company Stock Fund or (3) utilize the diversification rule of Section 5.11 of the Allergan Inc. Employee Stock Ownership Plan or the provision of any Company plan covered by Rule 16b-3 (promulgated pursuant to the `34 Act) then in existence that would result in the transfer out of a Company equity securities fund.(17)

        5.6. Reserved for Future Modifications.

        5.7. Irrevocability. The Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company except that on or after the original Effective Date funds may be returned to the Company as follows:

                (a) In the case of a Company Contribution which is made by a mistake of fact, at the Company's written request that contribution may be returned to the Company within one (1) year after it is made.

                (b) All Company Contributions to the Trust are hereby conditioned upon the Plan satisfying all of the requirements of Code
        Section 401(a). If the Plan does not qualify, at the Company's written election the Plan may be revoked and all such contributions may be returned to the Company within one year after the date of Internal Revenue Service denial of the qualification of the Plan. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Company shall direct.


----------
        (17) Paragraph (h) of Section 5.5 as set forth above was adopted by the Sponsor effective July 23, 1996.

                (c) All Company Contributions to the Plan are conditioned upon the deductibility of those contributions under Code Section 404. To the extent a deduction is disallowed, at the Company's written request the contribution may be returned to the Company within one year after the disallowance.

                (d) In the event that the Plan is terminated when there are amounts remaining in the Suspense Account, the excess funds may revert to the Company to the extent provided in Section 13.7.

        5.8. Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund.

                (a) The Company, Committee, and the Trustee shall not be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan.

                (b) Except as required under the Plan or Trust or under Part 4 of Subtitle B of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.

        5.9. Certain Offers for Company Stock. Notwithstanding any other provision of this Plan to the contrary, in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any or all shares of Company Stock held by the Trust (an "Offer"), the discretion or authority to sell, exchange or transfer any of such shares shall be determined in accordance with the following rules:

                (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any of such stock pursuant to such Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing by each Participant with respect to any of such shares that are allocated to such Participant's Accounts.

                (b) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (c) and (m) of this Section, sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                (c) In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

                (d) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by paragraph
        (a) of this Section) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under paragraph (a) had the Offer been for all shares of Company Stock held in the trust.

                (e) In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to paragraph (a) of this Section regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in paragraph (a) of this Section. With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

                (f) With respect to any Offer received by the Trustee, the Trustee shall distribute, at the Company's expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, and shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to paragraphs (a) or (b). The identities of Participants, the amount of Company Stock allocated to their Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Trustee by the Committee which shall take all reasonable steps necessary to provide the Trustee with the latest possible information.

                (g) The Trustee shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to paragraphs (a), (b), or (c) an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock with respect to which he or she is entitled to give instructions will not be sold, exchanged or transferred pursuant to such Offer, (ii) the Participant will be a named fiduciary (as described in paragraph (j) below) with respect to all shares for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                (h) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he is entitled to give instructions, or (ii) to sell, exchange or transfer all Company Stock for which he or she is entitled to give instructions. The Trustee shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to paragraph (c), the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

                (i) The Company shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to paragraphs (d), (e), and (f) of this Section. The Trustee is hereby authorized to sell, exchange or transfer pursuant to an Offer any such Company Stock in accordance with appropriate instructions from such former Participants.

                (j) Neither the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so. The Trustee has no duty to monitor or police the party making the Offer; provided, however, that if the Trustee becomes aware of activity which on its face reasonably appears to the Trustee to be materially false, misleading, or coercive, the Trustee shall demand promptly that the offending party take appropriate corrective action. If the offending party fails or refuses to take appropriate corrective action, the Trustee shall communicate with affected Participants in such manner as it deems advisable.

                (k) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Company, not to disclose the composition of any Participant Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                (l) Each Participant shall be a named fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Company Stock allocated to his or her Accounts under the Plan solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this Section 5.9 and voting rights pursuant to Section 5.10.

                (m) Reserved for future plan modifications.

                (n) To the extent that an Offer results in the sale of Company Stock in the Trust, the Committee shall instruct the Trustee as to the investment of the proceeds of such sale.

                (o) In the event a court of competent jurisdiction shall issue to the Plan, the Company or the Trustee an opinion or order, which shall, in the opinion of counsel to the Company or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall have no discretion as to whether or not Company Stock held in the Trust shall be sold, exchanged, or transferred unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant nonfinancial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

        5.10. Voting of Company Stock. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from either the Committee or Participants, depending on who has the right to direct the voting of such stock as provided in the following provisions of this Section 5.10.

                (a) All Company Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Section 5.10(a).

                        (i) If the Sponsor has a registration-type class of
                securities (as defined in Code Section 409(e)(4)), then with respect to all corporate matters, each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his Accounts.

                        (ii) If the Sponsor does not have a registration-type
                class of securities (as defined in Code Section 409(e)(4)), then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Treasury Regulations, each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to the his Accounts.

                (a) All Participants entitled to direct such voting shall be notified by the Sponsor, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Sponsor or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares), provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Company Stock credited to his Accounts, such Company Stock shall not be voted. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                (b) Each Participant shall be a named fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Company Stock for which he has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this Section
        5.10 or certain Offers pursuant to Section 5.9.

                (c) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Company stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to vote Company Stock held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant nonfinancial factors, including, but not limited to, the continuing job security of Participants as employees of the Company or any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

        5.11. Securities Law Limitation. Neither the Committee nor the Trustee shall be required to engage in any transaction, including without limitation, directing the purchase or sale of Company Stock, which either determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

        5.12. Distributions. Money and property of the Trust shall be paid out, disbursed, or applied by the Trustee for the benefit of Participants and Beneficiaries under the Plan in accordance with directions received by the Trustee from the Committee. Upon direction of the Committee, the Trustee may pay money or deliver property from the Trust for any purpose authorized under the Plan. The Trustee shall be fully protected in paying out money or delivering property from the Trust from time to time upon written order of the Committee and shall not be liable for the application of such money or property by the Committee.

        The Trustee shall not be required to determine or to make any investigation to determine the identity or mailing address of any person entitled to benefits hereunder and shall have discharged its obligation in that respect when it shall have sent checks or other property by first-class mail to such persons at their respective addresses as may be certified to it by the Committee.

        5.13. Taxes. If the whole or any part of the Trust, or the proceeds thereof, shall become liable for the payment of any estate, inheritance, income or other tax, charge, or assessment which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax, charge, or assessment out of any moneys or other property in its hands for the account of the person whose interests hereunder are so liable, but at least ten (10) days prior to making any such payment, the Trustee shall mail notice to the Committee of its intention to make such payment. Prior to making any transfers or distributions of any of the Trust, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

        5.14. Trustee Records to be Maintained. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company (subject to the provisions of Section 5.9(i)).

        5.15. Annual Report of Trustee. Promptly following the close of each Plan Year (or such other period as may be agreed upon between the Trustee and Committee), or promptly after receipt of a written request from the Company, the Trustee shall prepare for the Company a written account which will enable the Company to satisfy the annual financial reporting requirements of ERISA, and which will set forth among other things all investments, receipts, disbursements, and other transactions effected by the Trustee during such Plan Year or during the period from the close of the last Plan Year to the date of such request. Such account shall also describe all securities and other investments purchased and sold during the period to which it refers, the cost of acquisition or net proceeds of sale, the securities and investments held as of the date of such account, and the cost of each item thereof as carried on the books of the Trustee. All accounts so filed shall be open to inspection during business hours by the Company, the Committee, and by Participants and Beneficiaries of the Plan (subject to the provisions of Section 5.9(i)).

        5.16. Appointment of Investment Manager. From time to time the Committee, in accordance with Section 9.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust not invested or to be invested in Company Stock. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract (except for Company Stock), and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

                                   ARTICLE VI
                            ACCOUNTS AND ALLOCATIONS

        6.1. Participants' Accounts. In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained for each Participant (making such form of contribution) a Before Tax Deposits Account, an After Tax Deposits Account, a Company Contribution Account, and a Rollover Account.

        6.2. Reserved for Plan Modifications.

        6.3. Allocation of Amounts Contributed by Participants. All After Tax Deposits and Before Tax Deposits contributed by a Participant shall be allocated to the separate Account established and maintained for that Participant for such form of contributions. Such contributions shall be paid by the Company to the Trustee as soon as practicable, but in no event later than thirty (30) days after such amounts are withheld from the Participants' paychecks.

        6.4. Allocation of Company Contributions and Forfeitures. Within 30 days of the last day of each month, Company Contributions made pursuant to Section
5.3 for such month and Forfeitures which occurred during such month shall be allocated as follows:

                (a) All Company Contributions for such month shall first be used to restore the Accounts of Participants rehired during such month pursuant to the rules of Section 8.6 but only after all Forfeitures occurring during such month are so applied.

                (b) If any Forfeitures remain after application of paragraph
        (a), such funds shall be allocated to the Company Contribution Accounts of Participants to the extent necessary to correct insufficient allocations made to such Accounts in prior months discovered during the Plan Year to which such Forfeitures are attributable. Any Company Contributions which remain after the application of paragraph (a) may be used to pay Plan expenses. The determination of the extent to which such contributions shall be used to pay Plan expenses shall be made at the sole discretion of the Committee.

                (c) Any Company Contributions and Forfeitures which remain after the application of paragraphs (a) and (c) above shall be allocated to the Company Contribution Accounts of all Participants who made Sharing Deposits during such month, in an amount equal to the percentages provided in Section 5.3(a) (or such percentage established by the Board of Directors pursuant to Section 5.3(c)) of the Sharing Deposits for such month of each such Participant.

        The allocations of Company Contributions under this Section 6.4 shall be made only after any allocations required by Sections 6.5 and 13.5 have been made.

        6.5. Valuation of Participants' Accounts. Within sixty (60) days after each Valuation Date the Trustee shall value the assets of the Trust on the basis of fair market values. Company Stock held by the Trust shall be valued in accordance with Section 6.6. If separate investment funds are maintained under the Trust pursuant to Section 5.4(b) then each such fund shall be valued separately so that gains or losses of the various funds shall not be commingled. Upon receipt of these valuations from the Trustee, the Committee shall revalue the Accounts and subaccounts (as established pursuant to Section 5.4(b)), if any, of each Participant as of the applicable Valuation Date so as to reflect, among other things, a proportionate share in any increase or decrease in the fair market value of the assets in the Trust Fund, determined by the Trustee as of that date as compared with the value of the assets in the Trust Fund as of the immediately preceding Valuation Date.

        6.6. Valuation of Company Stock. Company Stock held by the Trust shall be valued according to the following rules:

                (a) In the case of Company Stock that is publicly traded on a national securities exchange, such stock shall be valued by reference to the closing price of such stock on such exchange on the last trading day of the month for which such stock is being valued.

                (b) In the case of Company Stock that is not publicly traded on a national securities exchange, such stock shall be valued as of the first day of each Plan Year, or such other time as established by the Committee, by determining the fair market value of such stock through the use of an independent appraiser. Such fair market valuation shall be used to determine the valuation of each Participant's Company Stock Account on each Valuation Date in such Plan Year pursuant to Section 6.5.

        6.7. Dividends, Splits, Recapitalizations, Etc. Any Company Stock received by the Trustee as a stock split, dividend, or as a result of a reorganization or other recapitalization of the Company shall be allocated in the same manner as the Company Stock to which it is attributable is then allocated.

        6.8. Stock Rights, Warrants or Options.

                (a) In the event any rights, warrants, or options are issued on Company Stock held in the Trust Fund, the Trustee shall exercise them for the acquisition of additional Company Stock as directed by the Committee to the extent that cash is then available in the Trust Fund.

                (b) Any Company Stock acquired in this fashion shall be treated as Company Stock purchased by the Trustee for the net price paid and shall be allocated in the same manner as the funds used to purchase the Company Stock were or would be allocated under the provisions of this Plan. Thus, if the funds used to purchase the stock consisted of unallocated Company Contributions, the stock would be allocated under the terms of Section 6.4; if the funds used consisted of the unallocated net income of the Trust, the stock would be allocated as provided in
        Section 6.5; and if the funds used consisted of funds previously allocated to the Accounts, the stock would be allocated in the manner in which the Accounts or subaccounts are debited and credited.

                (c) Any rights, warrants, or options on Company Stock which cannot be exercised for lack of cash may, as directed by the Committee, be sold by the Trustee and the proceeds allocated in accordance with the source of the Company Stock with respect to which the rights, warrants, or options were issued in accordance with rules of paragraph (b) above.

        6.9. Reserved for Plan Modifications.

        6.10. Treatment of Accounts Upon Severance. Upon a Participant's Severance, pending distribution of the Participant's benefit pursuant to the provisions of Article VIII below, the Participant's Accounts shall continue to be maintained and accounted for in accordance with all applicable provisions of this Plan, including but not limited to the allocation of Company Contributions and net income or loss to which the Accounts are entitled under the applicable provisions of Sections 6.4 and 6.5 as of any Valuation Date or other date preceding the distribution of the Participant's entire benefit under the Plan.

        6.11. Cash Dividends.

                (a) All cash dividends paid to the Trustee with respect to Company Stock that has been allocated to a Participant's Account as of the quarterly date on which the dividend is received by the Trustee shall be allocated to the Participant's Account.

                (b) If a Participant (or Beneficiary) has a current right to a distribution in Company Stock pursuant to Article VIII and such stock has not yet been re-registered in the name of the Participants (or Beneficiary) as of the record date of any dividend on such stock, such dividend shall be distributed to the Participant (or Beneficiary).

                (c) Notwithstanding the provisions of paragraph (a) and (b) above, the Committee may determine, in its discretion, that cash dividends on such shares may be used to purchase additional shares of Company Stock, or in whatever other manner it deems appropriate.

        6.12. Miscellaneous Allocation Rules.

                (a) In the event that there is more than one class of Company Stock to be allocated to Participants' Accounts, there shall be allocated to the Account of each Participant (entitled to share in allocations of Company Stock as of any applicable date) the portion of each class of Company Stock (to be allocated as of that date) which the amount to be allocated to the Account of the Participant bears to the total amount to be allocated to the Accounts of all Participants entitled to share in such allocation.

                (b) Allocations of all assets other than Company Stock shall be made on the basis of, and expressed in terms of dollar value. Allocations of Company Stock shall be on the basis of the number of shares of Company Stock (including fractional shares) and valuations, as of each Valuation Date, shall be expressed in terms of number of shares and dollar value.

                (c) The Committee and the Trustee shall establish such additional accounting procedures as may be necessary for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article VI. From time to time the Committee and Trustee may modify such additional accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article VI.

                (d) The Company, the Committee and Trustee do not in any manner or to any extent whatsoever warrant, guarantee or represent that the value of a Participant's Account shall at any time equal or exceed the amount previously contributed thereto.

        6.13. Limitations on After Tax Deposits and Company Contributions. With respect to each Plan Year, After Tax Deposits and Matching Contributions under the Plan for the Plan Year shall not exceed the limitations by or on behalf of Highly Compensated Participants under Code Section 401(m), as provided in this Section. In the event that After Tax Deposits and Matching Contributions under this Plan by or on behalf of Highly Compensated Participants for any Plan Year exceed the limitations of this Section for any reason, such excess After Tax Deposits and Matching Contributions and any income or loss allocable thereto shall be disposed of in accordance with Section 6.13.(18)

                (a) The After Tax Deposits by Participants and Matching Contributions on behalf of Participants for a Plan Year shall satisfy the Average Contribution Percentage test set forth in (i) below, or, to the extent not precluded by applicable regulations, the alternative Average Contribution Percentage test set forth in (ii) below:

                        (i) The "Average Contribution Percentage" for the Highly
                Compensated Participants shall not be more than the Average Contribution Percentage of all other Participants multiplied by 1.25, or

                        (ii) The excess of the Average Contribution Percentage
                for the Highly Compensated Participant over the Average Contribution Percentage for all other Participants shall not be more than two (2) percentage points (or such lesser percentage as the Secretary of the Treasury shall prescribe to prevent the multiple use of the alternative limitation set forth in this

----------
        (18) The amendment of Section 6.13 to delete prior paragraph (e) regarding family aggregation and to redesignate paragraphs (f), (g), and (h) as paragraphs (e), (f), and (g), respectively, as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                Section 6.13(a)(ii) with respect to any Highly Compensated Participant), and the Average Contribution Percentage for the Highly Compensated Participant shall not be more than the Average Contribution Percentage of all other Participants multiplied by 2.0.

                        (iii) If one or more Highly Compensated Employees
                participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Sponsor or an Affiliated Company and the sum of the Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both test exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in the cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose Average Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Average Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employee are determined after any corrections required to meet the Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees does not exceed 125 percent of the Actual Deferral Percentage and Average Contribution Percentage of all other Participants.

                (b) For purposes of Sections 6.13 and 6.14 the following definitions shall apply:

                        (i) "Average Contribution Percentage" shall mean, with
                respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year, the ratio, calculated separately and to the nearest one-hundredth of one percent for each Participant in such group: The "Contribution Percentage" for any Participant shall be determined as follows:

                                (1) For a Highly Compensated Participant, the
                        ratio of such Participant's After Tax Deposits and Matching Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Contribution Percentage of a Highly Compensated Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                                (2) For any other Participant, the ratio of such
                        Participant's After Tax Deposits and Matching Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Contribution Percentage of a Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                        The Contribution Percentage, in each case, however,
                shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contribution to which they relate are excess Before Tax Deposits, excess After Tax Deposits, or Excess Aggregate Contributions. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), Before Tax Deposits and any qualified nonelective contributions, within the meaning of Code Section 401(m)(4)(C) on behalf of a Participant may also be taken into account for purposes of calculating the Contribution Percentage of a Participant. However, if any Before Tax Deposits are taken into account for purposes of determining Actual Deferral Percentages under Section 4.3 then such Before Tax Deposits shall not be taken into account under this Section 6.13.(19)

----------
        (19) The amendment of Section 6.13(b)(i) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                        (ii) "Highly Compensated Participant" shall mean for any
                Plan Year any Participant who is a Highly Compensated Employee.

                        (iii) "Participant" shall mean any Eligible Employee who
                satisfied the requirements under Section 3.1 during the Plan Year whether or not such Eligible Employee has elected to contribute to the Plan for such Plan Year.

                        (iv) "Matching Contributions" shall mean the Company
                Contributions allocated to a Participant's Company Contribution Account pursuant to Section 6.4(a) of the Plan.

                        (v) "Compensation" shall mean compensation as described
                below:

                                (1) Compensation means compensation determined
                        by the Company in accordance with the requirements of Code Section 414(s) and the Regulations thereunder.

                                (2) For purposes of this Section 6.13,
                        Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The Company may change its election provided such change does not discriminate in favor of Highly Compensated Employees.

                                (3) Compensation taken into account for any Plan
                        Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).(20)

                        (vi) "Aggregate Limit" shall mean the sum of (1) 125
                percent of the greater of the Actual Deferral Percentage of all Non-Highly Compensated Participants for the Plan Year or the Average Contribution Percentage of Non-Highly Compensated Participants under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (2) the lesser of 200% or two plus the lesser of such Actual Deferral Percentage or Average Contribution Percentage. "Lesser" is substituted for "greater" in (1) above, and "greater" is substituted for "lesser" after "two plus the" in (2) above if it would result in a larger Aggregate Limit.

                        (vii) "Excess Aggregate Contributions" shall mean, with
                respect to any Plan Year, the excess of:

                                (1) The aggregate After Tax Deposits and
                        Matching Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan year, over

                                (2) The maximum After Tax Deposits and Matching
                        Contributions permitted under the Average Contribution Percentage test as determined by reducing such Matching Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the highest of such percentages.

                        Such determination shall be made after first determining
                excess Before Tax Deposits pursuant to Sections 4.2(a) and 4.3.

                        (viii) "Non-Highly Compensated Participant" shall mean
                any Participant who is not a Highly Compensated Employee.


----------
        (20) The amendment of Section 6.13(b)(v) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1998.

                (c) For the purposes of this Section 6.13, if two or more plans described in Code Section 401(a) are considered one plan for the purposes of Code Sections 401(m), 401(a)(4) or 410(b), the Contribution Percentages of Participants shall be treated as made under one plan. Plans may be considered one plan for purposes of satisfying Code Section 401(m) only if they have the same Plan Year.

                (d) For purposes of this Section 6.13, the Contribution Percentage for any Highly Compensated Participants who is eligible to have After Tax Deposits or Matching Contributions allocated to his or her account under two or more plans maintained by the Sponsor or an Affiliated Company shall be determined as if the total of such After Tax Deposits or Matching Contributions was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to Regulations under Code Section 401(m).

                (e) For purposes of the Average Contribution Percentage test, After Tax Deposits shall be considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                (f) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

        6.14. Provision for Disposition of Excess After Tax Deposits or Matching Contributions on Behalf of Highly Compensated Participants. After application of the provisions of Section 4.4 and 4.5, the following provisions shall be implemented:(21)

                (a) The Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, the extent (if any) to which contributions by or on behalf of Highly Compensated Participants may cause the Plan to exceed the limitations of Section 6.13 for such Plan Year. If, pursuant to the determination by the Committee and as required by the leveling method described in paragraph (b) below, contributions by or on behalf of a Highly Compensated Participant may cause the Plan to exceed such limitations, then the Committee shall take the following steps:

                        (i) First, any excess After Tax Deposits that were not
                matched by Matching Contributions, together with income or loss allocable to such amount (determined in accordance with (d) below) shall be returned to the Highly Compensated Participant.

                        (ii) Second, if any excess remains after the provisions
                of (i) above are applied, to the extent necessary to eliminate the excess, Matching Contributions with respect to the Highly Compensated Participant, any corresponding matched After Tax Deposits, and any income or loss allocable thereto, shall either be distributed (if non-forfeitable) to the Highly Compensated Participant or forfeited (to the extent forfeitable under the Plan) on a pro-rata basis. Amounts of excess Matching Contributions forfeited by Highly Compensated Participants under this Section

----------
        (21) The amendment of Section 6.14 to delete prior paragraph (c) regarding family aggregation and to redesignate paragraphs (d), (e), (f), and
(g), as paragraphs (c), (d), (e), and (f), respectively, as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                6.14, including any income or loss allocable thereto, shall be applied to reduce Matching Contributions by the Company or the Affiliated Company that made the Matching Contribution on behalf of the Highly Compensated Participant for the Plan Year for which the excess contribution was made.

                        (iii) If administratively feasible, any amounts
                distributed pursuant to subparagraphs (i) or (ii) above shall be returned within two and one-half (2-1/2) months following the close of the Plan Year for which such excess After Tax Deposits or Matching Contributions were made, but in any event no later than the end of the first Plan Year following the Plan Year for which the excess After Tax Deposits or Matching Contributions were made. After Tax Deposits and Matching Contributions for any Plan Year shall be made on the basis of the respective portions of such excess After Tax Deposits and Matching Contributions attributable to each Highly Compensated Participant.

                (b) For purposes of satisfying the Average Contribution Percentage test, the amount of any excess After Tax Deposits or Matching Contributions by or on behalf of Highly Compensated Participants for a Plan Year under Section 6.13 shall be determined by application of a leveling method under which the After Tax Deposits or Matching Contributions of the Highly Compensated Participant who has the highest dollar amount of After Tax Deposits or Matching Contributions for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's After Tax Deposits and Matching Contributions to equal the After Tax Deposits and Matching Contributions of the Highly Compensated Participant with the next highest After Tax Deposits and Matching Contributions; provided, however, if a lesser amount, when added to the total dollar amount already distributed under this paragraph (b), equals the total excess After Tax Deposits and Matching Contributions that are required to be distributed to enable the Plan to satisfy the Average Contribution Percentage test, the lesser amount shall be distributed. This process shall be repeated until the Plan satisfies the Average Contribution Percentage test.(22)

                (c) The amount of income or loss attributable to any excess After Tax Deposits or Matching Contributions, as determined under this
        Section 6.14 (the "Excess Aggregate Contribution") by a Highly Compensated Participant for a Plan Year shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Highly
                Compensated Participant's Excess Aggregate Contribution Accounts for the Plan Year multiplied by a fraction, the numerator of which is the Excess Aggregate Contribution and the denominator of which is the sum of the balance of the Highly Compensated Participant's Excess Aggregate Contribution Accounts without regard to any income or loss allocable to such Accounts during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in regulations prescribed by the Secretary of the Treasury under Code Section 401(m). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 6.14(d)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess After Tax Deposits or Matching Contributions. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (d) For the purpose of this Section 6.14, the following shall apply:

                        (i) "Excess Aggregate Contribution Accounts" shall mean
                the Participant's After Tax Deposits Account and Company Contribution Account.

----------
        (22) The amendment of Section 6.14(b) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                        (ii) "Gap Period" shall mean the period between last day
                 of the Plan Year and the date of distribution of any Excess Aggregate Contributions.

                (e) Any excess After Tax Deposits and/or Matching Contributions distributed to a Highly Compensated Participant or forfeited by a Highly Compensated Participant in accordance with this Section 6.14, shall be treated as Annual Additions under Article XIII for the Plan Year for which the excess contribution was made.

                (f) Neither the Committee nor the Plan Administrator shall be liable to any Participant (or his/her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Excess Aggregate Contributions by or on behalf of a Highly Compensated Participant and the income or loss allocable thereto.

                                   ARTICLE VII
                            VESTING IN PLAN ACCOUNTS

        7.1. No Vested Rights Except as Herein Provided. No Participant shall have any vested right or interest to, or any right of payment of, any assets of the Trust Fund, except as expressly provided in this Plan. Neither the making of any allocations nor the credit to any Account of a Participant shall vest in any Participant any right, title, or interest in or to any assets of the Trust Fund.

        7.2. Vesting Schedule.

                (a) A Participant's interest in his/her Company Contribution Account shall vest in accordance with the following schedule:

               Years of Credited Service                   Vested Percentage
               -------------------------                   -----------------
               Less than 3                                         0%
               3 or more                                         100%

                (b) Notwithstanding the above, a Participant shall become fully vested in his or her Company Contribution Account upon the occurrence of any of the following events, if such Participant is then still an
        Employee:

                        (i) Attainment of age sixty-two (62);

                        (ii) Death;

                        (iii) Severance due to a Disability; or

                        (iv) Occurrence of a Change of Control pursuant to
                Section 12.4.

                (c) Notwithstanding the above, a Participant shall at all times be 100% vested in all amounts transferred from the SmithKline Beckman Corporation Savings and Investment Plan to this Plan.

        7.3. Vesting of Participant Deposits. A Participant shall be fully vested at all times in the amounts allocated to his or her Before Tax Deposits Account, After Tax Deposits Account, and Rollover Account.

                                  ARTICLE VIII
                            PAYMENT OF PLAN BENEFITS

        8.1. Withdrawals During Employment. A Participant may withdraw, once in any month period, amounts of at least $500 from his or her Accounts while an Employee in accordance with the following rules:

                (a) A Participant may, for any reason, withdraw any portion of the amount allocated to his After Tax Deposits Account (excluding any After Tax Deposits recharacterized as such under Section 4.5 and any earnings attributable to After Tax Deposits after December 31, 1988). A Participant who makes a withdrawal of After Tax Deposits which are also Sharing Deposits shall not receive an allocation of Company Contributions pursuant to Section 6.4(a)(iii) with respect to any Sharing Deposits made by such Participant during the 6 month period beginning on the date of any such withdrawal.(23)

                (b) After withdrawing all After Tax Deposits pursuant to paragraph (a) above, a Participant with 3 or more years of Credited Service may, for any reason, withdraw any portion of the amount allocated to his or her Company Contribution Account that was so allocated 2 or more years prior to the date of such a withdrawal.

                (c) On or after the attainment of age 59-1/2, a Participant may withdraw any portion of the amounts allocated to any of his or her Accounts.

                (d) After withdrawing all amounts permitted pursuant to paragraphs (a), (b) and (c) above, a Participant may withdraw amounts from his or her Before Tax Deposits Account (excluding any earnings attributable to such Account after December 31, 1988) and Rollover Account, and the vested portion of his or her Company Contribution Account, and any remaining amount in his or her After Tax Deposits after December 31, 1988) earnings attributable to such After Tax Deposits after December 31, 1988) which were recharacterized as such under
        Section 4.5 upon incurring a hardship as determined by the Plan Administrator in accordance with the following procedures:

                        (i) A hardship distribution shall be made to a
                Participant only if the Plan Administrator (or its representative) determines that the Participant has an immediate and heavy financial need and that a withdrawal from the Plan is necessary in order to satisfy such need.

                        (ii) The following situations shall be "deemed" to be
                immediate and heavy financial needs:

                                (1) Medical expenses described in Code Section
                        213(d) incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152);

                                (2) The purchase (excluding mortgage payments)
                        of a principal residence for the Participant only;

                                (3) The payment of tuition and related
                        educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children, or dependents;

                                (4) The need to prevent the eviction of the
                        Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; and


----------
        (23) The amendment of Section 8.1(a) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1997.

                                (5) Any other situation deemed as immediate and
                        heavy financial needs by the Internal Revenue Service through the publication of revenue rulings, notices, and other documents of general applicability.

                        (iii) In the case of the hardship withdrawal of the
                vested portion of a Participant's Company Contribution Account, the following situations shall also be "deemed" to be immediate and heavy financial needs:

                                (1) The purchase of a primary residence for the
                        Participant or a dependent, including related expenses incurred up to 3 months following the purchase;

                                (2) Any education expense for the Participant or
                        a dependent for the current or immediately prior school semester;

                                (3) The funeral expense of a dependent; and

                                (4) Any medical or dental expenses for the
                        Participant or his or her dependents incurred during the current or immediately prior calendar year.

                        (iv) The determination as to whether a withdrawal from
                the Plan is necessary to satisfy an immediate and heavy financial need is to be made on the basis of all relevant facts and circumstances. However, a withdrawal from the Plan shall be necessary in order to satisfy an immediate and heavy financial need only if:

                                (1) The amount of the withdrawal is not in
                        excess of the amount required to relieve the financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal) or in excess of the amount that such need could not be satisfied from other sources that are reasonably available to the Participant.

                                (2) The Participant submits a signed statement
                        to the Committee, on which the Committee can reasonably rely, to the extent that the need cannot be relieved:

                                        (A) Through reimbursement or
                                compensation by insurance or otherwise;

                                        (B) By reasonable liquidation of the
                                Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                                        (C) By cessation of Before Tax Deposits
                                or After Tax Deposits under the Plan; or

                                        (D) By other withdrawals or
                                distributions or nontaxable (at the time of the loan) loans from any plan maintained by the Company (including this Plan) or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

                        (v) A Participant's resources shall be deemed to include
                those assets of his or her spouse and minor children that are reasonably available to the Participant.

                        (vi) A Participant who makes a hardship withdrawal
                pursuant to this Section 8.1(d) shall not be permitted to make Before Tax Deposits or After Tax Deposits for a period of 12 months from the date of such withdrawal unless such withdrawal only included amounts from such Participant's Company Contribution Account.

                        (vii) A Participant who makes a hardship withdrawal
                pursuant to this Section 8.1 may not make Before Tax Contributions for such Participant's taxable year immediately following the taxable year of such hardship withdrawal that is in excess of the applicable limit under Code Section 402(g) for such immediately following taxable year less the amount of such Participant's Before Tax Contributions for the taxable year in which such Participant made the hardship withdrawal.

                        (viii) Notwithstanding the provisions of paragraph (e)
                below, all hardship withdrawals shall be made in cash regardless of the fund from which such withdrawal is made. The Committee may, at its discretion, establish written procedures whereby Participants may receive an estimated prepayment of a hardship withdrawal based on the last available valuation of such Participant's Accounts with a reconciling adjustment made to such Participant's Accounts after current valuation data is available.

                (e) Except as provided in subparagraph (d)(viii) above, all withdrawals shall be made in cash, except to the extent any of the vested portion of a Participant's Account to be withdrawn is invested in the Company Stock Fund, then such withdrawal may be made in Company Stock at the election of the Participant to the extent so invested.

                (f) Except as provided in paragraphs (a) through (d) above, Participants may not receive a distribution of their benefits under the plan prior to termination of employment.

                (g) Except as provided in paragraph (d)(viii) above, all withdrawals shall be made to Participants as soon as reasonably practicable following the Valuation Date in the month for which a properly completed withdrawal request is deemed perfected. All withdrawals shall be based on the Account balances of a Participant as of such Valuation Date. If a properly completed withdrawal request is received by the Plan Administrator during any month and on or before the fifteenth day of such month, the withdrawal request shall be deemed perfected in such month, otherwise such withdrawal request shall be deemed perfected in the immediately following month.

                (h) Notwithstanding anything to the contrary in this Section 8.1 or Section 4.1, the additional withdrawal restrictions stated in Section 5.5(h) shall apply to all Participants who are Insiders, as that term is defined Section 5.5(h).(24)

        8.2. Distributions Upon Termination of Employment or Disability.

                (a) Subject to the provisions of Section 8.5, if a Participant incurs a Severance for any reason (including Disability) other than death, all or a portion of such Participant's entire vested portion of his or her Accounts under the Plan shall be (i) distributed directly to such Participant or (ii) at the election of the Participant, distributed as an Eligible Rollover Distribution and paid directly by the Trustee to the trustee of an Eligible Retirement Plan.(25)

                (b) Any distribution made pursuant to paragraph (a) shall be paid no more than once in any three (3) month period in amounts of at least $500 (or the Participant's entire vested portion of his or her Accounts under the Plan if lesser) and shall be made in cash except to the extent any of the vested portion


----------
        (24) The amendment of Section 8.1(h) as set forth above was adopted by the Sponsor and is effective July 23, 1996.

        (25) The amendment of Section 8.2(a) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

        of such Participant's Accounts is invested in the Company Stock Fund, then, to the extent so invested, such distribution may be made in Company Stock at the election of the Participant.(26)

                (c) Notwithstanding the provisions contained in the foregoing paragraphs of this Section 8.2 or Section 8.1, any provision which restricts or would deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and where relevant, other than the Participant's spouse) of an alternative form of benefit, in violation of Code Section 411(d)(6) and the regulation promulgated thereunder, is hereby amended by the deletion of the consent and/or discretion requirement.

        8.3. Distribution Upon Death of Participant. In the event of the death of a Participant, the Participant's benefit under the Plan shall be distributed to the surviving spouse as Beneficiary (if still alive) unless the Participant designated another Beneficiary pursuant to Section 8.4. If the Beneficiary is the surviving spouse of the Participant, he or she may elect to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan. Distributions to the Beneficiary pursuant to this Section 8.3 shall be in the same form as specified in Section 8.2(b) above, as elected by the Beneficiary. All such distributions shall be made as soon as practicable after the death of the Participant. A Beneficiary may not elect to defer such a distribution.

        8.4. Designation of Beneficiary.

                (a) At any time, and from time to time, each Participant shall have the unrestricted right to designate the Beneficiary to receive the portion of his death benefit and to revoke any such designation. Each such designation shall be evidenced by a written instrument signed by the Participant and filed with the Committee.

                (b) If the Participant is married and designates a Beneficiary other than his spouse, said designation shall not be honored by the Committee unless accompanied by the written consent of said spouse to said designation. Such consent (i) must designate a Beneficiary which may not be changed without the consent of the spouse (or the consent of the spouse expressly permits designation by the Participant without any further consent by the spouse), (ii) must acknowledge the effect of the designation, and (iii) must be witnessed by a Plan representative or a notary public. No consent of such spouse shall be necessary if it is established to the satisfaction of a Plan representative that the consent required under this paragraph (b) cannot or need not be obtained because (i) there is no spouse, (ii) the spouse cannot be located, or
        (iii) there exist such other circumstances which, pursuant to Regulations under Code Section 417, permit a distribution to another Beneficiary. Any consent of a spouse obtained pursuant to this paragraph
        (b) or any determination that the consent of the spouse cannot (or need not) be obtained, shall be effective only with respect to that spouse. If a Participant becomes married following his designation of a Beneficiary other than his spouse, such designation shall be ineffective unless the spousal consent requirements of this paragraph are satisfied with respect to such spouse (subject, however, to the provisions of Article XV regarding Qualified Domestic Relations Orders).

                (c) If the Participant is married and does not designate a Beneficiary, the Participant's spouse shall be his Beneficiary for purposes of this Section. If the deceased Participant is not married and shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate the designated Beneficiary after reasonable efforts have been made, or if such Beneficiary shall be deceased, distribution of the Participant's death benefit shall be made by payment of the deceased Participant's entire interest in the Trust to his personal representative in a single lump-sum payment. In the event the deceased Participant is not a resident of California at the date of his death, the Committee, in its discretion, may require the establishment of ancillary administration in California. If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased


----------
        (26) The amendment of Section 8.2(b) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1999.

        Participant's interest in the Trust to his heirs at law (determined in accordance with the laws of the State of California as they existed at the date of the Participant's death).

        8.5. Distribution Rules. Notwithstanding any other provisions of this
Article VIII of the Plan regarding distributions of Participant's Accounts, the following additional rules shall apply to all such distributions.

                (a) In no event shall any benefits under this Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a Participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Account if the total amount of such vested portion does not exceed or has never exceeded $5,000.(27)

                (b) Unless a Participant elects otherwise pursuant to paragraph
        (a) above, distributions of the vested portion of a Participant's Accounts shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the termination of the Participant's employment with the Company.

                (c) Notwithstanding paragraphs (a) or (b) above, distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such Participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

                        (i) Participants attaining age 70-1/2 prior to 1999: The
                Required Beginning Date of a Participant who attains age 70-1/2 prior to 1999 shall be April 1 of the calendar year immediately following the year in which the Participant attains age 70-1/2; provided, however, that a Participant, other than a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations), who attains age 70-1/2 in 1996, 1997, or 1998 may elect to defer the Required Beginning Date until April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or retires.

                        (ii) Participants attaining age 70-1/2 after 1998: The
                Required Beginning Date of a Participant who attains age 70-1/2 after 1998 shall be April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or retires; provided, however, if such Participant is a Five Percent Owner (as defined in Code
                Section 416(i) and applicable regulations) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the year in which such Participant attains age 70-1/2.(28)

                (d) Notwithstanding anything to the contrary in this Plan, if a Participant dies before distribution of his or her vested benefit has begun in accordance with paragraph (c) above, the Participant's vested benefit shall be distributed to his Beneficiary within five years from the date of the Participant's death except that any portion of the Account balance meeting the following requirements shall not be subject to this rule:


----------
        (27) The amendment of Section 8.5(a) as set forth above was adopted by the Sponsor and is effective January 1, 1998.

        (28) The amendment of Section 8.5(c) as set forth above was adopted by the Sponsor and is effective January 1, 1997.

                        (i) A Beneficiary has been designated to receive the
                Participant's Account balance and such designation is effective at the Participant's death;

                        (ii) The Account balance is paid to the Beneficiary over
                the Beneficiary's life or over a period not to exceed the Beneficiary's life; and

                        (iii) The payments to the Beneficiary commence within
                one year of the Participant's death, or, if the Beneficiary is the spouse, before the time the deceased Participant would have attained age 70-1/2.

                (e) All distributions under this Plan shall be made in accordance with the minimum distribution incidental benefit requirements of Code Section 401(a)(9)(G) and in accordance with all regulations issued under Code Section 401(a)(9).

                (f) If it is not administratively practical to calculate and commence payments by the latest date specified in the rules of paragraphs (b), (c) and (d) above because the amount of the Participant's benefit cannot be calculated, or because the Committee is unable to locate the Participant (or eligible Beneficiary) after making reasonable efforts to do so, the payment shall be made as soon as is administratively possible (but not more than 60 days) after the Participant (or Beneficiary) can be located and the amount of the distributable benefit can be ascertained.

        8.6. Forfeitures.

                (a) In the event that a distribution of the entire vested portion of a Participant's Accounts is made to a Participant due to a Severance when he is not fully vested in such Accounts, the nonvested portion of the Participant's Account(s) shall be forfeited as of the Participant's Severance Date. A Participant who incurs such a Severance when no portion of his or her Accounts are vested shall be deemed to have received a distribution pursuant to this paragraph (a).

                (b) In the event a Participant who receives a distribution pursuant to paragraph (a) above is rehired by the Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited shall be reinstated to the Participant's Accounts as of the Participant's Reemployment Commencement Date (without regard to any interest or investment earnings on such amount).

                (c) If a Participant incurs a Severance when partially vested in his Accounts and does not receive a distribution described in paragraph
        (a), the Participant's Account shall continue to be held by the Trustee as provided in Section 6.10. Thereafter, when the Participant incurs five consecutive Breaks in Service, the non-vested portion of the Participant's Accounts shall be forfeited.

                (d) Forfeitures shall be used as provided in Section 6.4.

        8.7. Valuation of Plan Benefits Upon Distribution. For the purpose of any distribution of benefits under this Article VIII, the amount of such distribution shall be based on the value of a Participant's Accounts as of the Valuation Date in the month in which the application for such distribution is deemed perfected. If a properly completed distribution application is received by the Plan Administrator during any month and on or before the fifteenth day of such month, the distribution application shall be deemed perfected in such month, otherwise such distribution application shall be deemed perfected in the immediately following month.

        8.8. Lapsed Benefits.

                (a) In the event that a benefit is payable under this Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

                (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and allocated to the Accounts of the other Participants for such Plan Year in accordance with Section 6.4.

                (c) If a Participant shall die prior to receiving a distribution of his entire benefit under this Plan (other than a Participant presumed to have died as provided above), if after reasonable efforts an eligible Beneficiary of the Participant cannot be located for the purpose of paying the benefit during a period of five consecutive years, the benefit shall, upon expiration of such five-year period, be forfeited and reallocated to the Accounts of the other Participants in accordance with Section 6.4.

                (d) For purposes of this Section, the term "Beneficiary" shall include any person entitled under Section 8.4 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that during the relevant waiting period (two years or five years) the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 8.4 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

                (e) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated (without regard to any interest or investment earnings on such amount) and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim review procedures under Section 9.8).

                (f) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 6.4 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

        8.9. Persons Under Legal Disability.

                (a) If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him/her, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee.

                (b) Any such payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

        8.10. Additional Documents.

                (a) The Committee or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall be entitled to receive any benefits under this Plan until the required proof shall be furnished.

                (b) The Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article VIII.

                (c) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for State or Federal death taxes attributable to any death benefits.

        8.11. Trustee-to-Trustee Transfers. In the case of any Participant or Participants who have terminated employment with the Company and all Affiliated Companies and subsequently become employed by an unrelated successor employer, the Committee, shall at the request of such Participant or Participants, direct the Trustee to transfer the assets in the Accounts of such Participant or Participants directly to the trustee of any retirement plan maintained by such successor employer or employers in lieu of any distribution described in the preceding provisions of this Article VIII but only if (i) the retirement plan maintained by such successor employer is determined to the satisfaction of the Committee to be qualified under Code Section 401, (ii) the sponsor and trustee of such plan consent to the transfer, and (iii) such transfer satisfies the conditions of Section 12.3 hereof.

        8.12. Loans to Participants. A Participant may borrow from his or her Accounts while an Employee in accordance with the following rules:

                (a) Subject to minimum and maximum loan requirements, a Participant may borrow up to 50% of his or her After Tax Deposits Account, Rollover Account, the vested portion of his or her Company Contribution Account and Before Tax Deposits Account. Only one loan may be outstanding to a Participant any time. The minimum loan amount shall be $1,000 and the maximum loan amount shall be $50,000. The $50,000 maximum loan amount shall be reduced by the excess, if any, of the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the loan is made over the outstanding balance of loans on the date the loan is made.

                (b) A loan to a Participant shall be made solely from his or her Account(s) and shall be considered an investment directed by the Participant. Loan amounts shall be funded from the Participant's Accounts in the following order: (i) After Tax Deposits Account; (ii) Rollover Account; (iii) Company Contribution Account; and (iv) Before Tax Deposits Account. Principal repayments shall be credited to the Participant's Accounts in the inverse of the order used to fund the loan and interest payments shall be credited to the Participant's Accounts in direct proportion to the principal repayments.

                (c) A loan to a Participant shall bear an interest rate equal to the prime rate reported in the Wall Street Journal on the last business day of the previous month plus one percent (1%) and shall remain fixed throughout the term of the loan. Notwithstanding the preceding sentence, if the Committee determines that such rate is not reasonable or otherwise not in accordance with applicable requirements under the Code or ERISA, the Committee shall set an alternate interest rate at the time that the loan is taken.

                (d) A loan to a Participant shall have a definite maturity date and repayment schedule and shall be amortized on a substantially level basis with repayments occurring not less frequently than quarterly. Loans, other than loans made for the purpose of acquiring the principal residence of the Participant, shall be made for a period not to exceed five (5) years. Loans made for the purpose of acquiring the principal residence of the Participant shall be made for a period not to exceed fifteen (15) years.

                (e) A loan to a Participant shall be secured by the vested portion of the Participant's Account(s). No more than 50% of the Participant's vested Account(s) as determined on the date the loan is issued shall be considered by the Plan as security for a loan. A Participant who borrows from the Plan hereby agrees that, unless expressly provided otherwise in loan documents, any such loan is automatically secured by 50% of his or her vested Account(s).

                (f) A loan to a Participant shall be evidenced by a promissory note and/or such other documentation as required by the Committee.

                (g) A loan to a Participant shall be treated as a distribution unless the entire principal amount and any interest accrued thereon is repaid within ninety (90) days after the occurrence of a Participant's Severance. Absent repayment by the Participant, the Committee shall instruct the Trustee to distribute the note to the Participant as part of his or her distribution and the Participant's vested Account(s) shall be reduced to the extent of such distribution.

                (h) The Committee shall establish the participant loan program and have the duty to manage and administer the participant loan program in accordance with the terms and provisions of this Section. The Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                        (i) To determine the manner in which loan repayments
                shall occur whether it be through automatic payroll deductions or otherwise.

                        (ii) To establish any fees, including but not limited to
                application fees and maintenance fees, and the manner in which such fees are collected from the Participant.

                        (iii) To consider only those factors which would be
                considered in a normal commercial setting by persons in the business of making similar types of loans in establishing the participant loan program. Such factors may include the applicant's credit worthiness and financial need, but may not include any factor which would discriminate against Participants who are not Highly Compensated Employees. Loans shall be made available to all Participants without regard to a Participant's race, color, religion, sex, age or national origin and shall not be made available to Participants who are Highly Compensated Employees in an amount greater than the amount made available to Participants who are not Highly Compensated Employees.

                                   ARTICLE IX
                          OPERATION AND ADMINISTRATION

        9.1. Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA; provided that solely for purposes of Section 5.9 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock allocated to their respective Accounts and solely for purposes of
Section 5.10, Participants shall be Named Fiduciaries with respect to shares of Company Stock allocated to their respective Accounts on matters as to which they are entitled to provide voting directions.

        9.2. Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

        9.3. Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself, and upon such matter his presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

        9.4. Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of this Plan, the responsibility for carrying out this Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of this Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of this Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

        9.5. Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in
        Section 9.6.

                (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

                (d) To administer, interpret, construe, and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Credited Service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled.

                (e) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

                (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "qualifying employer securities" as defined in Code Section 4975(e).

                (g) Subject to provisions (a) through (d) of Section 10.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

                (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

        Any action taken in good faith by the Committee in the exercise of discretionary powers conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute; provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

        9.6. Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in this Plan or by law, such Committee shall have the following discretionary powers and authority:

                (a) To appoint one or more Investment Managers pursuant to
        Section 5.16 to manage and control any or all of the assets of the Trust not invested or to be invested in Company Stock;

                (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

                (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

                (d) To cancel any such designation or allocation at any time for any reason;

                (e) To direct the voting of any Company Stock or any other security held by the Trust subject to Section 9.13 hereof; and

                (f) To exercise management and control over Plan assets and to direct the purchase and sale of Company Stock for the Trust.

        Any action under this Section 9.6 shall be taken in writing, and no designation or allocation under paragraphs (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

        9.7. Periodic Review of Funding Policy. At periodic intervals the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

        9.8. Application for Determination of Benefits.

                (a) The Committee may require any person claiming benefits under the Plan to submit an application therefor on such forms and in such manner as the Committee may prescribe, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents him from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his behalf to submit the application.

                (b) Within ninety (90) days following receipt of an application and all necessary documents and information, the Committee shall furnish the claimant with written notice of the decision rendered with respect to the application. In the case of a denial of the claimant's application, the written notice shall set forth:

                        (i) The specific reasons for the denial, with reference
                to the Plan provisions upon which the denial is based;

                        (ii) A description of any additional information or
                material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

                        (iii) An explanation of the Plan's claim review
                procedure.

                (c) A claimant who does not agree with the decision rendered under Section 9.8(b) hereof with respect to his application may appeal the decision to the Committee. The appeal shall be made in writing within sixty-five (65) days after the date of notice of the decision with respect to the application. If the application has neither been approved nor denied within the ninety (90) day period provided in
        Section 9.8(b) hereof, then the appeal shall be made within sixty-five
        (65) days after the expiration of the ninety (90) day period. In making his or her appeal, the claimant may request that his application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing. The decision of the Committee shall be made promptly, and not later than sixty (60) days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions upon which the decision is based.

        9.9. Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 9.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
Section 5.16 hereof or as to which management and control has been retained by the Trustee.

        9.10. Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, each Trustee, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

        9.11. Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales). If such expenses are to be paid by the Plan from the Trust Fund, the Committee may direct the Trustee to use forfeitures and dividends (and to sell the shares of Company Stock that represent such forfeitures or dividends) to pay such expenses.

        9.12. Resignation. Any member of the Committee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

        9.13. Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

                                    ARTICLE X
                         AMENDMENT AND ADOPTION OF PLAN

        10.1. Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend this Plan and Trust Agreement at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

                (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

                (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

                (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

                (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

        The Committee shall have the right to amend the Plan, subject to the above provisions (a) through (d), in accordance with the provisions of Section 9.5(g).

        10.2. Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors, and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.

                                   ARTICLE XI
                         DISCONTINUANCE OF CONTRIBUTIONS

        In the event the Company decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, it may, by resolution of the Board of Directors, discontinue contributions to the Plan. Upon the permanent discontinuance of contributions to the Plan and notwithstanding any other provisions of the Plan, the rights of Participants shall become fully vested and nonforfeitable unless replaced by a comparable plan. The permanent discontinuance of contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held in the Trust, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trust shall continue to be administered in accordance with the provisions hereof until the obligations hereunder shall have been discharged and satisfied.

                                   ARTICLE XII
                             TERMINATION AND MERGER

        12.1. Right to Terminate Plan. In the event the Board of Directors decides it is impossible or inadvisable for business reasons to continue the Plan, then it may, by resolution, terminate the Plan. Upon and after the effective date of such termination, the Company shall not make any further contributions under the Plan. Upon the termination or partial termination of the Plan for any reason, the interest in the Trust of each affected Participant shall automatically become fully vested unless the Plan is continued after its termination by conversion of this Plan into a comparable Plan through Plan amendment or through merger. After the satisfaction of all outstanding liabilities of the Plan to persons other than Participants and Beneficiaries, all unallocated assets shall be allocated to the Accounts of Participants to the maximum extent permitted by law. The Trust Fund may not be fully or finally liquidated until all assets are allocated to Accounts; alternatively any unallocated assets may be transferred to another defined contribution plan maintained by the Sponsor or an Affiliated Company qualified under Code Section 401 where such assets shall be allocated among the accounts of Participants herein who are participants in such transferee plan. In no event, however, shall any part of the Plan revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding the foregoing, amounts held in the 415 Suspense Account may revert to the Company in accordance with Section 13.7.

        12.2. Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

        12.3. Merger Restriction. Notwithstanding any other provision in this Plan, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each affected Participant in this Plan would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

        12.4. Effect of Reorganization, Transfer of Assets or Change in Control.

                (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue this Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

                (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested in any amounts allocated to their Company Contribution Accounts on the date of such Change in Control and in any amounts allocated to their Company Contribution Accounts subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph (b), "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

                        (i) Any "person," as such term is used in Sections 13(d)
                and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Sponsor representing 50% or more of the combined voting power of the Sponsor's then outstanding voting securities;

                        (ii) Individuals who, as of the date hereof, constitute
                the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

                        (iii) The stockholders of the Sponsor approve a merger
                or consolidation with any other corporation, other than

                                (1) a merger or consolidation which would result
                        in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Sponsor or such other entity outstanding immediately after such merger or consolidation, and

                                (2) a merger or consolidation effected to
                        implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

                        (iv) The stockholders of the Sponsor approve a plan of
                complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

                        Notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred
        (i) if the "person" described in the preceding provisions of this paragraph is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities or (ii) if the "person" described in the preceding provisions of this paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                                  ARTICLE XIII
                            LIMITATION ON ALLOCATIONS

        13.1. General Rule.

                (a) Subject to Sections 13.3 through 13.6 hereof, the total Annual Additions under this Plan to a Participant's Accounts for any Limitation Year shall not exceed the lesser of:

                        (i) Thirty Thousand Dollars ($30,000);(29) or

                        (ii) Twenty-five percent (25%) of the Participant's
                Compensation, from the Company for the Limitation Year. For purposes of this Article XIII, the "Limitation Year" shall mean the Plan Year.

                (b) For the purpose of this Article XIII and XIV only, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Affiliated Company has adopted the Plan pursuant to Section
        8.2. Solely for purposes of this Article XI, an entity shall be considered an Affiliated Company by reference to Code Section 415(h).

        13.2. Annual Additions. For purposes of Section 13.1, the term "Annual Additions" shall mean with respect to a Participant, for any Limitation Year with respect to this Plan and each other defined contribution plan, within the meaning of Code Section 415(k), maintained by the Company ("Defined Contribution Plan"), the sum of the amounts determined under Sections 13.2(a), (b), (c), (d),
(e) and (f) hereof:

                (a) All amounts contributed or deemed contributed by the Company.

                (b) All amounts contributed by the Participant.

                (c) Forfeitures allocated to such Participant.

                (d) Any amounts allocated to an account established under a pension or annuity plan to provide medical benefits with respect to a Participant after retirement under Code Section 401(h).

                (e) Any amounts allocated for such Plan Year which amounts are derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post retirement medical or life insurance benefits allocated to the separate account of a key employee (as defined in Code Section 416(i) under Code
        Section 419A(d)(1).

                (f) Excess deferral amounts determined pursuant to Sections 4.5 and 6.14.

                (g) Excess deferral amounts determined pursuant to Section 4.4 to the extent such amounts are distributed after the first April 15th following the close of the Participant's taxable year.

Notwithstanding the foregoing, Sections 13.2(d) and 13.2(e) above shall not be included in any amount treated as an Annual Addition for purposes of applying the limitations contained in Section 13.1(a)(ii) above. A Participant's Rollover Contributions shall not be considered Annual Additions.

        13.3. Other Defined Contribution Plans. If the Company maintains any other Defined Contribution Plan, then each Participant's Annual Additions under such Defined Contribution Plan shall be aggregated with the Participant's Annual Additions under this Plan for the purposes of applying the limitations of
Section 13.1.


----------
        (29) The amendment of Section 13.1(a)(1) as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1995.

        13.4. Defined Benefit Plans. If a Participant in this Plan has also been a participant in a defined benefit plan (as defined in Code Section 415(k)) maintained by the Company ("Defined Benefit Plan"), then in addition to the limitation contained in Section 13.1 hereof, the sum of the "Defined Benefit Fraction," as defined in Section 13.4(a) hereof, and the "Defined Contribution Fraction," as defined in Section 13.4(b) hereof, for any Limitation Year shall not exceed 1.0.

                (a) "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the total projected benefit of a Participant under all Defined Benefit Plans expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Limitation Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Limitation Year under Code Section 415(b)(1)(A) times 1.25 or (ii) the percentage of compensation limit under Code Section 415(b)(1)(B) for such Limitation Year times 1.4.

                (b) "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Participant's Annual Additions to this Plan and all other Defined Contribution Plans as of the end of a Limitation Year, and the denominator of which is the sum, determined for such Limitation Year and each prior Limitation Year of the Participant's service with the Company of the lesser of (i) the maximum dollar Annual Addition under Code Section 415(c)(1)(A) (determined without regard to Code Section 415(c)(6)) which could have been made for the Limitation Year times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Limitation Year under Code Section 415(c)(1)(B) times 1.4. In computing the Defined Contribution Fraction under this Section 11.4(b) with respect to any Limitation Year ending after December 31, 1982, the special transition rule provided in Code
        Section 415(e)(6) shall be applicable.

        This Section shall not apply to Plan Years beginning on or after January 1, 2000.(30)

        13.5. Adjustments for Excess Combined Plan Fraction and Excess Annual Additions. To the extent that the Annual Additions on behalf of any Participant in a Limitation Year to this Plan and all other Defined Contribution Plans exceed the limitations set forth in Sections 13.1 through 13.3 hereof, then excess Annual Additions shall be eliminated in accordance with the following rules and in the following order:

                (a) If the Annual Additions on behalf of a Participant in a Limitation Year to the Plan and all other Defined Contribution Plans would cause the sum of the Defined Contribution Fraction and Defined Benefit Fraction to exceed 1.0 as determined under Section 13.4 hereof, the excess shall be eliminated by first applying the provisions such other Defined Benefit Plans that are applicable to reduce the Annual Addition or annual benefit under such other plans (except to the extent that this may be prohibited by law or by the terms of such plans). This subsection shall not apply to Plan Years beginning on or after January 1, 2000.(31)

                (b) If, after the application of paragraph (a) above, excess Annual Additions on behalf of any Participant remain, such excess shall be eliminated by reducing the allocation to the Participant's Account by the amount of the excess and treating such amount as a forfeiture under
        Section 5.3 hereof and reallocating such amount proportionately to the Accounts of other Participants receiving allocations for the Limitation Year up to the limits set forth in Sections 13.1 through 13.3 hereof. The allocation to the Participant's Account shall be reduced in the following order until such excess is Tax Deposits that are not Sharing Deposits, After Tax Deposits and Before Tax Deposits that are Sharing Deposits and Company Contributions on a pro-rata basis.


----------
        (30) The amendment of Section 13.4 to add the last sentence as set forth above was approved by the Board on November 17, 1998.

        (31) The amendment of Section 13.5(a) to add the last sentence as set forth above was approved by the Board on November 17, 1998.

                (c) After each Participant's Account has been credited under paragraph (b) with an amount bringing his Account up to his maximum Annual Addition (determined under the provisions of this Article XIII), any remaining excess Annual Addition shall be transferred and credited to a 415 Suspense Account established for the purpose of this Section 13.5.

                (d) Any amounts held in the 415 Suspense Account shall be treated as Company contributions and allocated to the Accounts of Participants as of the last day of the next succeeding Plan Year in accordance with the allocation formula applicable to Company contributions provided in Section 6.4. The 415 Suspense Account shall be exhausted before any Company contributions shall be allocated to the Accounts of Participants subsequent to the date upon which any residue excess Annual Addition as described in paragraph (c) is credited to the 415 Suspense Account.

        13.6. Compensation. For the purpose of this Article XIII, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

                (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

                (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3) and any amount which is contributed or deferred by the Company at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125 or 457.

                (c) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company,
        (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an Annual Addition, and (vi) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

                (d) Notwithstanding anything in the Plan to the contrary, Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.(32)

        13.7. Treatment of 415 Suspense Account Upon Termination. In the event the Plan shall terminate at a time when all amounts in the 415 Suspense Account have not been allocated to the Accounts of the Participants, the 415 Suspense Account amounts shall be applied as follows:

                (a) The amount in the 415 Suspense Account shall first be allocated, as of the Plan termination date, to Participants in accordance with the allocation formula applicable to Company contributions provided under Section 6.4.


----------
        (32) The amendment of Section 13.6 as set forth above was approved by the Board on November 17, 1998 and is effective January 1, 1998.

                (b) If, after those allocations have been made, any further residue funds remain in the 415 Suspense Account, the residue may revert to the Company in accordance with applicable provisions of the Code, ERISA, and the regulations thereunder.

                                   ARTICLE XIV
                                 TOP-HEAVY RULES

        14.1. Applicability. Notwithstanding any provision in this Plan to the contrary, and subject to the limitations set forth in Section 14.8, the requirements of Sections 14.4, 14.5, 14.6 and 14.7 shall apply under this Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 14.3. For the purpose of this Article XIV and XIII only, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such company has adopted the Plan pursuant to Section 10.2.

        14.2. Definitions. For purposes of this Article XIV, the following special definitions and definitional rules shall apply:

                (a) The term "Key Employee" means any Employee or former Employee who, at any time during the Plan Year or any of the four preceding Plan Years, is or was:

                        (i) An officer of the Company having an annual
                Compensation greater than 50% of the amount in effect under Code
                Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers;

                        (ii) One of the ten Employees having annual Compensation
                from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company. For this purpose, if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest;

                        (iii) A Five Percent Owner of the Company; or

                        (iv) A One Percent Owner of the Company having an annual
                Compensation from the Company of more than $150,000.

                (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

                (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

                (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

                (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

                (f) The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant, and (ii) each other plan of the Company which enables any plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                (g) For purposes of determining ownership under paragraphs (a),
        (b) and (c) above, the following special rules shall apply: (i) Code
        Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Code Sections 414(b), (c) and (m) shall not apply, with the result that the ownership tests of this
        Section 14.2 shall apply separately with respect to each Affiliated Company.

                (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this
        Section 14.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

                (i) For purposes of this Article XIV, an Employee's Compensation shall be determined in accordance with the rules of Section 13.6.

        14.3. Top-Heavy Status.

                (a) The term "Top-Heavy Plan" means, with respect to any Plan
        Year:

                        (i) Any defined benefit plan if, as of the Determination
                Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all Employees; and

                        (ii) Any defined contribution plan if, as of the
                Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

                        In applying the foregoing provisions of this paragraph
        (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

                (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

                (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. The preceding prior distribution rule shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an Aggregation Group; provided, however, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 14.3.

                (e) If any individual has not performed services for the Company at any time during the five year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this
        Section 14.3

                (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliated Companies, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                (g) For all purposes of this Article XIV, the definitions provided under this Section 14.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the Regulations thereunder.

        14.4. Minimum Contributions. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the minimum Company Contributions for that year shall be determined in accordance with the rules of this Section 14.4.

                (a) Except as provided below, the minimum contribution (including for Plan Years beginning after December 31, 1984, amounts deferred under a cash or deferred arrangement under Code Section 401(k)) for each Non-Key Employee shall be not less than 3% of his compensation. For purposes of satisfying the minimum contribution requirement, Before Tax Deposits and Matching Contributions as defined in Section 6.13(b)(iv) shall not be taken into account.

                (b) Subject to the following rules of this paragraph (b), the percentage set forth in paragraph (a) above shall not be required to exceed the percentage at which contributions (including for Plan Years beginning after December 31, 1984, amounts deferred under a cash or deferred arrangement under Code Section 401(k)) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his total compensation for the Plan Year as does not exceed the applicable Compensation limit. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Notwithstanding the foregoing, the exceptions to paragraph (a) as provided under this paragraph (b) shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

                (c) The Participant's minimum contribution determined under this
        Section 14.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

                (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described in paragraph (a) above) a minimum benefit under the defined benefit plan so as to prevent the duplication of required minimum benefits hereunder.

        14.5. Reserved for Future Modifications.

        14.6. Maximum Annual Addition.

                (a) Except as set forth below, for any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the rules of Section 13.4(b) and (c) shall be applied by substituting "1.0" for "1.25".

                (b) The rule set forth in paragraph (a) above shall not apply if
        (i) the minimum contribution requirement of Section 14.4(a) above would be satisfied after substituting "4%" for "3%" where it appears therein, and (ii) the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" each place it appears in Section 14.3(a)(ii).

                (c) The rules of paragraph (a) shall not apply with respect to any Employee as long as there are no (i) Company Contributions (including amounts deferred under a cash or deferred arrangement under

        Code Section 401(k)), forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or (ii) accruals by the Employee under a defined benefit plan maintained by the Company.

        14.7. Minimum Vesting Rules.

                (a) For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule of the Plan shall be changed to that set forth below (unless the Plan's vesting schedule otherwise provides for vesting at a rate at least as rapid as that set forth below):

             Number of Full Years of                            Nonforfeitable
             Credited Service                                   Percentage
             ----------------                                   ----------
             Less than 3 years                                        0%
             3 or more                                              100%

                (b) If the Plan ceases to be a Top-Heavy Plan, the vesting schedule of the Plan shall (for such Plan Years as the Plan is not a Top-Heavy Plan) revert to that provided in Section 7.2 (the "Regular Vesting Schedule"). If such reversion to the Regular Vesting Schedule is deemed to constitute a vesting schedule change that is attributable to a Plan amendment (within the meaning of Code Section 411(a)(10)), then such reversion to said Regular Vesting Schedule shall be subject to the requirements of Code Section 411(a)(10) of this Plan. For such purposes, the date of the adoption of such deemed amendment shall be the Determination Date as of which it is determined that the Plan has ceased to be a Top-Heavy Plan.

        14.8. Noneligible Employees. The rules of this Article XIV shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

                                   ARTICLE XV
                       RESTRICTION ON ASSIGNMENT OR OTHER
                           ALIENATION OF PLAN BENEFITS

        15.1.  General Restrictions Against Alienation.

                (a)The interest of any Participant or his Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may be permitted in connection with providing security for a loan from the Plan to the Participant pursuant to the provisions of this Plan as it may be amended from time to time. The interest of any Participant or Beneficiary shall not be liable or subject to his debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

                (b) In the event any person attempts to take any action contrary to this Article XV, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

                (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) and ERISA Section 206(d) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

        15.2. Qualified Domestic Relations Orders. The rules set forth in
Section 15.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

                (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

                        (i) Creates or recognizes the existence of an Alternate
                Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under this Plan with respect to a Participant,

                        (ii) Relates to the provision of child support, alimony
                payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                        (iii) Is made pursuant to a State domestic relations law
                (including a community property law), and

                        (iv) Clearly specifies: (A) the name and last known
                mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Plan Administrator does not have reason to know that address independently of the order); (B) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (C) the number of payments or period to which the order applies; and (D) each plan to which the order applies.

                For purposes of this Section 15.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

                (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                        (i) The Plan to provide any type or form of benefit, or
                any option, not otherwise provided under the Plan;

                        (ii) The Plan to provide increased benefits; or

                        (iii) The payment of benefits to an Alternate Payee that
                are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

                (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                        (i) On or after the date on which the Participant
                attains (or would have first attained) his earliest retirement age (as defined in Code Section 414(p)(4)(B));

                        (ii) As if the Participant had retired on the date on
                which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and

                        (iii) In any form in which such benefits may be paid
                under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                Notwithstanding the foregoing, if the Participant dies before his earliest retirement age (as defined in Code Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

                (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving Spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

                (e) In the case of any domestic relations order received by the Plan, the Plan Administrator shall promptly notify the Participant and any Alternate Payee of the receipt of the order and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after the receipt of the order, the Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

                (f) The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order is not a

        Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 15.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

        16.1. No Right of Employment Hereunder. The adoption and maintenance of this Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

        16.2. Limitation on Company Liability. Any benefits payable under this Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

        16.3. Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

        16.4. Gender. Masculine gender shall include the feminine and the singular shall include the plural unless the context clearly indicates otherwise.

        16.5. Interpretation. The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying (a) the requirements of Code Section 401(a) and related statutes for qualification as a defined contribution plan and (b) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

        16.6. Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

        16.7. California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

        16.8. Plan and Trust as One Instrument. This Plan and the Trust Agreement shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of the Trust Agreement and this Plan, the provisions of this Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the Trust Agreement shall control.

        16.9. Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in this Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Plan shall not be affected thereby.

        16.10. Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.

        Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Savings and Investment Plan as restated this 7th day of April 1999.

ALLERGAN, INC.


By: /s/ AIMEE S. WEISNER
   ------------------------
   Assistant Secretary

                                   APPENDIX A
           SPECIAL PROVISIONS FOR PUERTO RICO-BASED PAYROLL EMPLOYEES


                                     PART I
                                  INTRODUCTION


        1.1 Effective Date. Subject to the approval of the United States and Puerto Rico tax authorities, the Effective Date of this Appendix A is the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities. Prior to the Effective Date of Appendix A, Puerto Rico-based Employees were eligible to participate in the Allergan, Inc. Puerto Rico Savings and Investment Plan. As of the Effective Date of Appendix A, Eligible Puerto Rico-based Employees shall cease participating in the Allergan, Inc. Puerto Rico Savings and Investment Plan and shall participate in the Plan.

        1.2 Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan. Subject to the approval of the United States and Puerto Rico tax authorities, the Allergan, Inc. Puerto Rico Savings and Investment Plan shall merge with and into the Plan. The Plan shall be the plan surviving the merger. All account balances shall be transferred to the Plan and all assets acquired under the Plan as a result of the merger shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan and this Appendix A.

        1.3 Purpose of Appendix A. The provisions of the Plan shall apply to all Puerto Rico-based payroll Employees, except as specifically provided in this Appendix A.



                                     PART II
                                   DEFINITIONS


        The Definitions of Article II of the Plan shall apply to all Puerto Rico-based Employees and shall have the same meaning for the purpose of this Appendix A except as set forth below:

        2.1 Plan Section 2.20. "Compensation" shall have the same meaning as set forth in Plan Section 2.20 except that in the case of a Puerto Rico-based Employee, Compensation shall also include cost of living allowances earned within Puerto Rico and amounts paid under the Christmas bonus program.

        2.2 Plan Section 2.24. "Credited Service" shall have the same meaning as set forth in Plan Section 2.24 except that in the case of a Puerto Rico-based Employee who was employed by the Company at any time prior to the original Effective Date, for the period prior to January 1, 1989, Credited Service shall include service, if any, credited to such Employee under the Savings and Investment Plan for Employees of Subsidiaries of SmithKline Beckman Corporation Whose Principal Office is Located in Puerto Rico.

        2.3 Plan Section 2.26. For the purpose of this Appendix A only, the definition of "Eligible Employee" as defined in Plan Section 2.26 shall not apply and "Eligible Employee" or "Eligible Puerto Rico-based Employee" shall mean any Puerto Rico-based Employee but shall exclude any non-resident alien of Puerto Rico and the United States, any Leased Employee, and, and any Employee covered by a collective bargaining agreement.

        2.4 Plan Section 2.29. For the purpose of this Appendix A only, the definition of "Employee" as defined in Plan Section 2.29 shall not apply and "Employee" or "Puerto Rico-based Employee" shall mean any person who is employed in any capacity by the Sponsor or any Affiliated Company at its Puerto Rico locations, any portion of whose income is subject to withholding or income tax and/or for whom Social Security contribution are made by the Sponsor or any Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or any Affiliated Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Sponsor or any

Affiliated Company and (ii) any individual who performs services for the Sponsor or any Affiliated Company pursuant to an agreement between the Sponsor or any Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

        2.5 Plan Section 2.40. For the purpose of this Appendix A only, "Participant" as defined in Plan Section 2.40 shall not apply and "Participant" or "Puerto Rico-based Participant" shall mean a Puerto Rico-based Employee who is eligible to participate in the Plan and elects to participate in the Plan in accordance with Plan Section 3.1.

        2.6 Plan Section 2.50. Notwithstanding the provisions of Plan Section 2.50, "Sharing Deposits" of a Puerto Rico-based Participant shall mean his Deposits (whether Before Tax or After Tax) not in excess of six percent (6%) of Compensation. Sharing Deposits shall participate in allocations of Company Contributions and Forfeitures.

        2.7 Additional Terms. Additional terms shall have the following meaning:

                (a) "PR-Code" shall mean the Puerto Rico Internal Revenue Code of 1994, as amended. Where the context so requires a reference to a particular PR-Code Section shall also refer to any successor provision of the PR-Code to such PR-Code Section.

                (b) "Top One-Third Highly Compensated Employee" shall mean any Participant who has Compensation for a Plan Year that is greater than the Compensation for such Plan Year of two-thirds (2/3) of all other Participants of the same Company.



                                    PART III
                          ELIGIBILITY AND PARTICIPATION


        The provisions of Article III of the Plan shall apply to all Puerto Rico-based Employees.



                                     PART IV
                              PARTICIPANT DEPOSITS


        The provisions of Article IV of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        4.1 Reserved for Future Modification.

        4.2 Plan Section 4.2(a). Notwithstanding the provisions of Plan Section 4.2(a), a Puerto Rico-based Participant may elect to contribute a whole percentage of his Compensation to the Plan as Before Tax Deposits not to exceed ten percent (10%) and, when aggregated with the After Tax Deposits contributed by such Participant pursuant to paragraph (b) below, not to exceed fifteen percent (15%). Notwithstanding the foregoing, no Participant shall be permitted to make Before Tax Deposits to the Plan during any calendar year in excess of $8,000, or such larger amount as may be determined by the Puerto Rico Secretary of the Treasury pursuant to the PR-Code, or which exceed the limitations set forth in Section 4.3 of this Appendix. For purposes of the dollar limitation, the Before Tax Deposits of a Participant for any taxable year is the sum of all Before Tax Deposits under the Plan and all salary reduction amounts under any other qualified cash or deferred arrangement (as defined in Code Section 401(k), a simplified employee pension (as defined in Code Sections 408(k) and 402(h)(1)(B), a deferral compensation plan under Code Section 457, a trust described in Code Section 501(c)(18) and any salary reduction amount used to purchase an annuity contract under Section 403(b) whether or not sponsored by the Company but shall not include any amounts properly distributed as excess annual additions.

        4.3 Additional Contribution Deferral Limitation. In addition to the limitations on Compensation Deferral Contributions set forth in Plan Section 4.3, Compensation Deferral Contributions by a Puerto Rico-based Participant shall not exceed the limitation on contributions by or on behalf of the Top One-Third Highly Compensation Employees under PR-Code Section 1165(e), as provided in this Section 4.3 with respect to each Plan Year. In the event that Compensation Deferrals Contributions under the Plan by or on behalf of the Top One-Third Highly Compensated Employees exceed the limitations of this section for any reason, such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to such Participant, as provided in Plan Section 4.5.

                (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage test under the PR-Code as set forth in (i) below, or to the extent not precluded by applicable regulations, the alternate Actual Deferral Percentage test as set forth in (ii) below:

                        (i) The average "Actual Deferral Percentage" for the Top
                One-Third Highly Compensated Employees shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 1.25, or

                        (ii) The excess of the average Actual Deferral
                Percentage for the Top One-Third Highly Compensated Employees over the average Actual Deferral Percentage for all non-Top One-Third Highly Compensated Employees shall not be more than two (2) percentage points and the average Actual Deferral Percentage for the Top One-Third Highly Compensated Employee shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 2.0.

                (b) For the purpose of this Section 4.3 only, the following definitions shall apply:

                        (i) "Actual Deferral Percentage" shall mean, with
                respect to the group of all Top One-Third Highly Compensated Employees and the group of all non-Top One-Third Highly Compensated Employees for a Plan Year, the ratio, calculated separately for each Participant in such group, of the amount of the Participant's Compensation Deferral Contribution for such Plan Year, to such Participant's Compensation for such Plan Year, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code Section 1165(e). For purposes of computing the Actual Deferral Percentage, an Eligible Employee who would be a Participant but for the failure to make Before Tax Deposits shall be treated as a Participant on whose behalf no Before Tax Deposits are made.

                        (ii) "Participant" shall mean any Eligible Puerto
                Rico-based Employee who satisfied the requirements under Plan
                Section 3.1 during the Plan Year, whether or not such Eligible Employee elected to contribute to the Plan for such Plan Year.

                        (iii) "Compensation Deferral Contributions" shall mean
                amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.1 of this Appendix, including excess Before Tax Deposits (as defined in Plan Section 4.4(a)) of the Top One-Third Highly Compensated Employees but excluding
                (1) excess Before Tax Deposits of all non-Top One-Third Highly Compensated Employees that arise solely from Before Tax Deposits made under the Plan or plans of the Company, (2) Before Tax Deposits that are taken into account in the Average Contribution Percentage test (as defined in Plan Section 6.11) provided that the Actual Deferral Percentage test is satisfied both with and without exclusions of these Before Tax Deposits, and (3) any deferrals properly distributed as excess Annual Additions. To the extent determined by the Committee and in accordance with regulations issued by the Puerto Rico Secretary of the Treasury, matching contributions and qualified nonelective contributions on behalf of a Participant that satisfy the requirements of PR-Code Section 1165(e)(3)(D)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Participant.

                        (iv) "Compensation" shall mean compensation as described
                below:

                                (1) Compensation means compensation determined
                        by the Company in accordance with the requirements of Code Section 414(s) and the regulations thereunder.

                                (2) For the purpose of this Section 4.3,
                        Compensation may, at the Company's election, include amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The Company may change its election provided such change does not discriminate in favor of the Top One-Third Highly Compensated Employees.

                                (3) Compensation taken into account for any Plan
                        Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).

                (c) In the event that as of the first day of Plan Year, the Plan satisfies the requirements of PR-Code Section 1165(a) only if aggregated with one or more other plans which include arrangements under PR-Code
        Section 1165(e), then this Section 4.3 shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under PR-Code Section 1165(e). Plans may be considered one plan for purposes of satisfying PR-Code Section 1165(e) only if they have the same Plan Year.

                (d) For the purpose of this Section 4.3, the "Actual Deferral Percentage" for any Top One-Third Highly Compensated Employee who is a Participant under two or more PR-Code Section 1165(e) arrangements of the Company shall be determined by taking into account the Top One-Third Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under PR-Code Section 1165(e) in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code
        Section 1165(e). If the arrangements have different Plan Years, this subsection shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(k).

                (e) For purposes of the Actual Deferral Percentage test, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

                (f) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant under this Section 4.3 shall satisfy such other requirements as may be prescribed by the Puerto Rico Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of PR-Code Section 1165(e) and the regulations thereunder, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury.

        4.4 Plan Section 4.4. The provisions of Plan Section 4.4 entitled "Provisions for Return of Excess Before Tax Deposits over $7,000" shall be applied by substituting the dollar limitation contained in Section 4.1 of this Appendix for the "$7,000 limitation" in each place it appears.

        4.5 Plan Section 4.5. The provisions of Plan Section 4.5 entitled "Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants" shall be applied as follows:

                (a) "Highly Compensated Employee and Top One-Third Highly Compensated Employee" shall be substituted for "Highly Compensated Employee" in each place it appears.

                (b) Any reference to Code Sections shall include reference to the corresponding PR-Code Section unless the context clearly indicates otherwise. For example, references to "Code Section 401(k)" and "Code
        Section 404" shall include references to PR-Code Section 1165(e) and PR-Code Section 1023(n), respectively.

        4.6 Reserved for Future Modification.

        4.7 Plan Section 4.7. In addition to the provisions of Plan Section 4.7 entitled "Character of Deposits," Before Tax Deposits shall be treated as Company Contributions for purposes of PR-Code Section 1165(e).

        4.8 Plan Section 4.8. The provisions of Plan Section 4.8 entitled "Rollover Contributions" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" in each place "Code Section 401(a)" and "Code
Section 501(a)" appears.



                                     PART V
                      TRUST FUND AND COMPANY CONTRIBUTIONS


        The provisions of Article V shall apply to all Puerto Rico-based Employees except as set forth below:

        5.1 Plan Section 5.2. Notwithstanding the provisions of Plan Section 5.2 entitled "Company Contributions" and subject to the limitations of Plan Article XIII and to the extent that the Company has current or accumulated profits, in the case of a Puerto Rico-based Participant the Company shall contribute monthly out of current or accumulated profits and an amount which, when added to available forfeitures provided under Plan Section 8.2 resulting from the terminations during the month, is equal to 75% of each Participant's Sharing Deposits for the previous month which are not in excess of two percent (2%) of such Participant's Compensation.

        5.2 Plan Section 5.7. The provisions of Plan Section 5.7 entitled "Irrevocability" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" and "PR-Code Section 1023(n)" in each place "Code
Section 401(a)" and "Code Section 404" appears, respectively



                                     PART VI
                            ACCOUNTS AND ALLOCATIONS


        The provisions of Article VI of the Plan shall apply to all Puerto Rico-based Employees.



                                    PART VII
                            VESTING IN PLAN ACCOUNTS


        The provisions of Article VII of the Plan shall apply to all Puerto Rico-based Employees.

                                    PART VIII
                            PAYMENT OF PLAN BENEFITS


        The provisions of Article VIII of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        8.1 Plan Section 8.1. The provisions of Plan Section 8.1 entitled "Withdrawals During Employment" shall be applied by including a corresponding reference to "PR-Code Section 1165(e)(7)(A)" in each place "Code Section 402(g)" appears.

        8.2 Plan Section 8.4. In addition to the provisions of Plan Section 8.4 entitled "Designation of Beneficiary," the following rules shall apply to a Participant, as defined in Section 2.4 of this Appendix:

                (a) In the event a deceased Participant is not a resident of Puerto Rico at the date of his death, the Plan Administrator, in its discretion, may require the establishment of ancillary administration in Puerto Rico.

                (b) If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Plan Administrator, in its discretion, may pay the deceased Participant's interest in the Trust Fund to his heirs at law (determined in accordance with the laws of the Commonwealth of Puerto Rico) as they existed at the date of the Participant's death.

        8.3 Plan Section 8.5(a). Notwithstanding the provisions of Plan Section 8.5(a) entitled "Distribution Rules," in the case of a Puerto Rico-based Participant in no event shall any benefits under the Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this Paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Account if the total amount of such vested portion does not exceed or has never exceeded $3,500.

        8.4 Plan Section 8.5(c). Notwithstanding the provisions of Plan Section 8.5(c) entitled "Distribution Rules," Section 8.3 of this Appendix or Plan
Section 8.5(b), in the case of a Puerto Rico-based Participant distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

                (a) For the period prior to January 1, 1989, April 1 of the calendar year following the later of the calendar year in which the Participant (i) attains age 70-1/2, or (ii) retires; provided, however, the foregoing clause (ii) shall not apply with respect to a Participant who is a Five Percent Owner (as defined in Code Section 416(i)) at any time during the five Plan Year period ending in the calendar year in which the Participant attains age 70-1/2. If the Participant becomes a Five Percent Owner during any Plan Year subsequent to the five Plan Year period referenced above, the Required Beginning Date under this Paragraph (a) shall be April 1 of the calendar year following the calendar year in which such subsequent Plan year ends.

                (b) For the period after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, if the Participant attains age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent



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

        Plan Year, then this Paragraph (b) shall not apply and the Required Beginning Date shall be determined under Paragraph (a) above.

        8.5 Plan Section 8.10(c). The provisions of Plan Section 8.10(c) entitled "Additional Documents" shall be applied by including reference to "Puerto Rico" in each place "State or Federal" appears.

        8.6 Plan Section 8.11. The provisions of Plan Section 8.11 entitled "Trustee-Trustee Transfers" shall be applied by including a corresponding reference to "PR-Code Section 1165" in each place "Section 401 of the Code" appears.

        8.7 Plan Section 8.12. The provisions of Plan Section 8.10(c) entitled "Additional Documents" shall be applied by including reference to the "P-R Code" in each place "Code or ERISA" appears.



                                     PART IX
                           PLAN ARTICLES IX THROUGH XV


        The provisions of Articles IX through XV of the Plan shall apply to all Puerto Rico-based Employees.



                                     PART X
                            MISCELLANEOUS PROVISIONS


        The provisions of Article XVI of the Plan shall apply to all Puerto Rico-based Employees except as follows:

        10.1 Plan Section 16.5. In addition to the provisions of Plan Section
16.5 entitled "Interpretation," the provisions of the Plan shall be interpreted in a manner consistent with the Plan satisfying (i) the requirements of PR-Code
Section 1165(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of PR-Code Section 1165(e) and related statutes for qualification as a cash or deferred arrangement to the extent such interpretation would not violate (i) the requirements of Code Section 401(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

        10.2 Plan Section 16.6. In addition to the provisions of Plan Section
16.6 entitled "Withholding for Taxes," any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable Puerto Rico law.

        10.3 Plan Section 16.7. In addition to the provisions of Plan Section
16.7 entitled "California Law Controlling," the Plan Administrator shall determine whether all legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the Commonwealth of Puerto Rico or the laws of the State of California in the case of a Puerto Rico-based Employee or Participant.



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